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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21558

                         Pioneer Short Term Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2010 through August 31, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------
                        Pioneer Short Term
                        Income Fund
--------------------------------------------------------------------------------
                        Annual Report | August 31, 2011
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A STABX
                        Class B STBBX
                        Class C PSHCX
                        Class Y PSHYX

                        [LOGO]PIONEER
                        Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              9
Prices and Distributions                                                      10
Performance Update                                                            11
Comparing Ongoing Fund Expenses                                               15
Schedule of Investments                                                       17
Financial Statements                                                          47
Notes to Financial Statements                                                 55
Report of Independent Registered Public Accounting Firm                       65
Trustees, Officers and Service Providers                                      67

                  Pioneer Short Term Income Fund | Annual Report | 8/31/11     1

President's Letter

Dear Shareowner,

The U.S. economy went through a soft patch in the first half of 2011, and the second half of the year, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. The markets reacted quite negatively to the credit downgrade, and there is concern about the strength of the global economy going forward.

Pioneer is cautiously optimistic that the U.S. economy will see moderate economic growth over the balance of 2011, though at a slower pace than we had expected earlier this year. While housing and employment remain weak, the private sector shows signs of slow but steady improvement, led by higher capital investment, solid exports, and improved consumption. At the same time, the risks to growth remain substantial, including high unemployment, continued delays in the housing sector's recovery, and the fiscal drag of U.S. federal and state budget cuts.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2     Pioneer Short Term Income Fund | Annual Report | 8/31/11

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Short Term Income Fund | Annual Report | 8/31/11     3

Portfolio Management Discussion | 8/31/11

In the following interview, Richard Schlanger and Charles Melchreit, portfolio managers of Pioneer Short Term Income Fund, discuss the factors that influenced the Fund's performance over the 12-month period ended August 31, 2011. Mr. Schlanger, vice president and portfolio manager, and Mr. Melchreit, vice president and portfolio manager, are responsible for the day-to-day management of the Fund.

Q How would you describe the market environment for fixed-income investors over the 12-month period ended August 31, 2011?

A To say the least, the period was an eventful one for the financial markets. Investors responded positively to the November 2010 mid-term elections, which resulted in a divided Congress. The elections were followed by a budget agreement between the Obama administration and House Republicans that preserved the Bush-era tax rates. Less encouraging to global growth prospects were continued concerns over European sovereign debt and a flare-up of political unrest in the Middle East, which drove the price of oil higher. Despite the unsettled geopolitical backdrop, the overall trend for credit-sensitive sectors remained generally positive well into first quarter of 2011 as investors continued to seek incremental yield in a low-rate environment.

      March 2011 saw a devastating earthquake and tsunami hit Japan, with resulting disruptions to the global manufacturing supply chain. That event seemed to mark a turning point for the worse in consumer and investor sentiment. As the 12-month period progressed, there was increasing concern over the possibility of a double-dip recession in the U.S. Europe, meanwhile, struggled to stave off a default by Greece on its sovereign debt and, more broadly, to salvage the euro as a viable currency. Adding to the environment of uncertainty, the summer of 2011 saw an intense debate in Congress hold up a deal to increase the U.S. debt ceiling, briefly raising the possibility of a default on U.S. government debt. While the standoff was eventually resolved short of default, within days Standard & Poor's downgraded the credit rating of the U.S. for the first time in history, citing "political brinksmanship" and a lack of predictability with respect to the government's management of the nation's finances. In a counterintuitive twist, the markets took that development as in keeping with the general decline in economic conditions, reinforcing a flight to safety that benefited Treasury prices and drove Treasury yields to extraordinary lows.

      Given moderate inflation and continued concerns over housing and employment, the Federal Reserve Board (the Fed) maintained the target for

4 Pioneer Short Term Income Fund | Annual Report | 8/31/11 its benchmark short-term interest rate at between 0% and 0.25% over the course of the 12 months ended August 31, 2011. While short-term rates were anchored at essentially zero by the Fed, rates farther out on the yield curve were quite volatile. To illustrate, the five-year Treasury began the 12-month period (September 1, 2010) at 1.33%, reached as high as 2.40% in February 2011, and then fell to as low as 0.81% late in the period. For the full 12 months ended August 31, 2011, interest rate changes were quite modest, as the two-year Treasury yield fell by 27 basis points (bps) from 0.47% to 0.20%, while the five-year Treasury yield fell by 37 bps, from 1.33% to 0.96%. (A basis point is equal to 1/100 of a percentage point, or 0.01%.)

Q How did the Fund perform in that environment over the 12 months ended August 31, 2011?

A The Fund's Class A shares returned 1.69% at net asset value over the 12 months ended August 31, 2011, while the Fund's benchmark, the Barclays Capital One- to Three-Year Government/Credit Index (the Barclays Index), returned 1.74%. Over the same period, the average return of the 245 mutual funds in Lipper's Short Investment-Grade Debt Funds category was 1.68%.

Q Can you review your primary investment strategies for the Fund during the 12 months ended August 31, 2011, and the impact the strategies had on the Fund's performance?

A During the 12-month period we continued to follow a disciplined investment process for the Fund, one that is based on identifying relative value among fixed-income sectors and carefully evaluating the risk/reward profile of individual issues. In that vein, the Fund continued to have relatively light exposure to U.S. Treasury issues during the period, reflecting our view that Treasuries have not been valued attractively when compared with credit-sensitive sectors given their very low, or even negative real yields. The Fund's Treasury positioning was a constraint on returns relative to the Barclays Index during the period as Treasury yields continued to trend down from already low levels and investors were tightly focused on safety for much of the period.

      The largest contributing factor to benchmark-relative returns during the 12-month period was the Fund's substantial weighting - as much as half or more of the Fund's assets - to sectors not included in the Barclays Index benchmark, specifically, residential and commercial mortgage-backed securities as well as asset-backed securities. In particular, the Fund's high-quality commercial mortgage holdings performed well as they continued to rebound after being beaten down in the aftermath of the financial crisis. Within retail mortgages, the Fund's position in collateralized mortgage obligations structured with floating rates acted as a constraint on benchmark-relative returns over the full 12-month period ended August 31, 2011.

                  Pioneer Short Term Income Fund | Annual Report | 8/31/11     5

      We held the position in the Fund in an attempt to protect against future increases in interest rate levels given their recent historic lows. Rates continued to decline, however, and then the Fed announced its intention to keep short interest rates near zero through 2013, leading to a reduction in investor interest in floating-rate securities.

      The Fund's second-largest exposure during the period was to corporate issues, which outperformed Treasuries over the full 12 months ended August 31, 2011. Within corporates, the Fund's overall emphasis on lower-rated issues and our focus on non-bank issuers within the financials sector contributed to performance.

      Early in the period, we took advantage of a sharp increase in negative investor sentiment surrounding the municipal bond market to begin adding modest exposure to tax-free municipals in the Fund's portfolio. The fourth quarter of 2010 saw one of the worst periods for municipal bond performance in history, resulting in municipal yields that significantly exceeded Treasury yields, even before taking into account the effect of taxes. The downward spike in investor sentiment was driven by fears of widespread municipal defaults given a difficult budgetary climate for many states as well as the prospect of reduced aid to municipalities coming from Washington following the November Congressional elections. The nationally televised prediction by one high-profile analyst in December 2010 of massive municipal defaults in the coming year (2011) also helped fuel the negative investor sentiment about municipals.

      The Fund eventually benefited from its municipal holdings throughout 2011, however, as municipal supply tailed off and the overblown fears of default eased.

      The Fund's overall duration (a standard measure of a portfolio's price sensitivity to changes in market interest rates) at the end of August 2011 was 1.2 years, while the benchmark Barclays Index's duration was 1.86 years. The Fund maintained a below-market overall duration and corresponding interest rate sensitivity throughout the 12-month period ended August 31, 2011. Having a below-market overall duration was a modest constraint on the Fund's benchmark-relative returns as rates fell during the full 12-month period.

Q     What is your assessment of the current climate for fixed-income investing?

A The same economic headwinds remain, most notably weak employment growth and a faltering domestic housing market. In addition, the potential remains for European debt issues to impact the global economy. We expect the Fed to do all it can to promote economic activity, and especially jobs

6 Pioneer Short Term Income Fund | Annual Report | 8/31/11 growth, without raising inflation expectations to destructive levels. However, the effectiveness of the Fed's remaining tools is by no means assured. Moreover, the prospect that fiscal policy could take up the reins in the effort to promote more robust economic conditions is not encouraging given the current political backdrop.

      With the Fed on hold, short-term rates likely will be anchored for the foreseeable future. As a short-term fund, we typically focus the portfolio's holdings on securities with maturities ranging from overnight commercial paper to the five-year range. With the yield curve in the zero to five-year range still relatively steep, we expect to maintain the Fund's somewhat barbelled positioning, with substantial exposure to five-year issues balanced by a position in short-term, floating-rate paper. That posture allows the Fund to garner the incremental income available out on the yield curve, while maintaining an overall duration and interest rate sensitivity consistent with the Fund's guidelines.

      With Treasury yields at exceptionally low levels, we expect to continue to look for investment opportunities in other, more credit-sensitive sectors. That said, given the uncertain prospects for the global economy, as we evaluate credits we expect to maintain a high-quality bias in the Fund's portfolio. While we will continue to monitor macroeconomic factors that have the potential to affect the markets, we will remain principally focused on adding value to the Fund through individual security selection. As always, we will seek to have the Fund provide a high level of current income, while reducing the impact of interest rate changes on the Fund's share price.

Please refer to the Schedule of Investments on pages 17-46 for a full listing of Fund securities.

                  Pioneer Short Term Income Fund | Annual Report | 8/31/11     7

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre- payments. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8     Pioneer Short Term Income Fund | Annual Report | 8/31/11

Portfolio Summary | 8/31/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 26.5%
U.S. Corporate Bonds                                                       22.3%
Collateralized Mortgage Obligations                                        21.8%
Asset Backed Securities                                                    12.8%
Temporary Cash Investments                                                 11.9%
Municipal Bonds                                                             2.9%
Senior Floating Rate Loans                                                  1.7%
Foreign Government Bonds                                                    0.1%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                        52.9%
BBB                                                                        16.6%
A                                                                          12.7%
AA                                                                          8.1%
BB                                                                          5.1%
B & Lower                                                                   4.6%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. U.S. Treasury Notes, 0.5%, 5/31/13                                     5.33%
 2. U.S. Treasury Notes, 2.5%, 4/30/15                                     3.72
 3. U.S. Treasury Notes, 1.5%, 7/15/12                                     1.85
 4. U.S. Treasury Notes, 0.5%, 11/30/12                                    1.84
 5. Fannie Mae, Floating Rate Note, 10/25/40                               1.73
 6. U.S. Treasury Notes, 1.375%, 9/15/12                                   1.11
 7. Indiana State Development Finance, 5.75%, 10/1/11                      1.02
 8. Yale University, 2.9%, 10/15/14                                        0.94
 9. Fannie Mae, 5.0%, 5/15/29                                              0.94
10. Government National Mortgage Association, 2.351%, 6/16/50              0.90

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                  Pioneer Short Term Income Fund | Annual Report | 8/31/11     9

Prices and Distributions | 8/31/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class                                                  8/31/11           8/31/10
--------------------------------------------------------------------------------
 A                                                     $ 9.64            $ 9.75
--------------------------------------------------------------------------------
 B                                                     $ 9.63            $ 9.75
--------------------------------------------------------------------------------
 C                                                     $ 9.62            $ 9.73
--------------------------------------------------------------------------------
 Y                                                     $ 9.63            $ 9.74
--------------------------------------------------------------------------------

Distributions per Share: 9/1/10-8/31/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Net Investment        Short-Term        Long-Term
Class                            Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
 A                              $ 0.2733              $ --              $ --
--------------------------------------------------------------------------------
 B                              $ 0.1859              $ --              $ --
--------------------------------------------------------------------------------
 C                              $ 0.2002              $ --              $ --
--------------------------------------------------------------------------------
 Y                              $ 0.3094              $ --              $ --
--------------------------------------------------------------------------------

The Barclays Capital One- to Three-Year Government/Credit Index measures the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.

10     Pioneer Short Term Income Fund | Annual Report | 8/31/11

Performance Update | 8/31/11                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund at public offering price, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2011)
--------------------------------------------------------------------------------
                                                Net Asset        Public Offering
Period                                          Value (NAV)      Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)                                        3.33%             2.96%
5 Years                                         3.91              3.38
1 Year                                          1.69             -0.86
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2010)
--------------------------------------------------------------------------------
                                                Gross            Net
--------------------------------------------------------------------------------
                                                1.06%             0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                             Barclay Capital
                                  Pioneer Short Term        One- to Three-Year
                                      Income Fund        Government/Credit Index
7/04                                    $ 9,750                  $10,000
8/04                                    $ 9,805                  $10,078
8/05                                    $ 9,933                  $10,218
8/06                                    $10,170                  $10,534
8/07                                    $10,645                  $11,104
8/08                                    $10,877                  $11,754
8/09                                    $11,301                  $12,361
8/10                                    $12,114                  $12,781
8/11                                    $12,318                  $13,003

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 2.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     11

Performance Update | 8/31/11                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2011)
--------------------------------------------------------------------------------
                                                       If               If
Period                                                 Held             Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)                                               2.42%             2.42%
5 Years                                                2.96              2.96
1 Year                                                 0.68             -1.30
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2010)
--------------------------------------------------------------------------------
                                                       Gross            Net
--------------------------------------------------------------------------------
                                                       1.88%             1.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                             Barclay Capital
                                  Pioneer Short Term        One- to Three-Year
                                      Income Fund        Government/Credit Index
7/04                                    $10,000                  $10,000
8/04                                    $10,052                  $10,078
8/05                                    $10,108                  $10,218
8/06                                    $10,265                  $10,534
8/07                                    $10,639                  $11,104
8/08                                    $10,762                  $11,754
8/09                                    $11,092                  $12,361
8/10                                    $11,796                  $12,781
8/11                                    $11,875                  $13,003

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Redeemed" results reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 2% and declines over three years.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/12 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12     Pioneer Short Term Income Fund | Annual Report | 8/31/11

Performance Update | 8/31/11                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2011)
--------------------------------------------------------------------------------
                                                       If               If
Period                                                 Held             Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)                                               2.49%            2.49%
5 Years                                                3.07             3.07
1 Year                                                 0.93             0.93
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2010)
--------------------------------------------------------------------------------
                                                       Gross            Net
--------------------------------------------------------------------------------
                                                       1.70%            1.70%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                             Barclay Capital
                                  Pioneer Short Term        One- to Three-Year
                                      Income Fund        Government/Credit Index
7/04                                    $10,000                  $10,000
8/04                                    $10,052                  $10,078
8/05                                    $10,111                  $10,218
8/06                                    $10,260                  $10,534
8/07                                    $10,648                  $11,104
8/08                                    $10,781                  $11,754
8/09                                    $11,121                  $12,361
8/10                                    $11,823                  $12,781
8/11                                    $11,933                  $13,003

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     13

Performance Update | 8/31/11                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Short Term Income Fund, compared to that of the Barclays Capital One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2011)
--------------------------------------------------------------------------------
                                                       If               If
Period                                                 Held             Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)                                               3.68%            3.68%
5 Years                                                4.23             4.23
1 Year                                                 2.06             2.06
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 31, 2010)
--------------------------------------------------------------------------------
                                                       Gross            Net
--------------------------------------------------------------------------------
                                                       0.57%            0.57%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                             Barclay Capital
                                  Pioneer Short Term        One- to Three-Year
                                      Income Fund        Government/Credit Index
7/04                                  $5,000,000                $5,000,000
8/04                                  $5,031,883                $5,039,143
8/05                                  $5,125,561                $5,109,065
8/06                                  $5,265,685                $5,266,787
8/07                                  $5,527,035                $5,552,160
8/08                                  $5,662,589                $5,876,896
8/09                                  $5,895,518                $6,180,639
8/10                                  $6,345,978                $6,390,515
8/11                                  $6,477,120                $6,501,494

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14     Pioneer Short Term Income Fund | Annual Report | 8/31/11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from March 1, 2011, through August 31, 2011.

--------------------------------------------------------------------------------
Share Class                     A             B             C              Y
--------------------------------------------------------------------------------
Beginning Account           $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 3/1/11
--------------------------------------------------------------------------------
Ending Account Value        $ 1,004.44    $ 1,000.00    $ 1,000.69    $ 1,006.31
(after expenses)
on 8/31/11
--------------------------------------------------------------------------------
Expenses Paid               $     4.55    $     9.07    $     8.42    $     2.73
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.80%, 1.67% and 0.54% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2011, through August 31, 2011.

--------------------------------------------------------------------------------
Share Class                     A             B             C              Y
--------------------------------------------------------------------------------
Beginning Account           $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 3/1/11
--------------------------------------------------------------------------------
Ending Account Value        $ 1,020.67    $ 1,016.13    $ 1,016.79    $ 1,022.48
(after expenses)
on 8/31/11
--------------------------------------------------------------------------------
Expenses Paid               $     4.58    $     9.15    $     8.49    $     2.75
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.80%, 1.67% and 0.54% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16     Pioneer Short Term Income Fund | Annual Report | 8/31/11

Schedule of Investments | 8/31/11

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          ASSET BACKED SECURITIES -- 15.4%
                                          MATERIALS -- 2.5%
                                          Aluminum -- 0.3%
    597,905          0.89       AAA/Aaa   Bayview Financial Acquisition, Floating
                                          Rate Note, 5/28/44                                      $    547,890
    259,546          0.62       AAA/Aaa   Bayview Financial Acquisition, Floating
                                          Rate Note, 8/28/44                                           248,343
                                                                                                  ------------
                                                                                                  $    796,233
--------------------------------------------------------------------------------------------------------------
                                          Diversified Metals & Mining -- 1.1%
    491,530                       NR/A1   Bombardier Capital Mortgage
                                          Securitization Corp., 6.65%, 4/15/28                    $    518,025
    176,906          5.23      BBB+/Aa3   Countryplace Manufactured Housing
                                          Contract Trust, Floating Rate Note,
                                          7/15/37                                                      177,337
    283,311                      NR/Ba1   Greenpoint Manufactured Housing, 7.59%,
                                          11/15/28                                                     289,110
  1,854,760                     AA+/Aaa   Lehman ABS Manufactured Housing
                                          Contract Trust, 0.648%, 6/15/33                            1,764,143
                                                                                                  ------------
                                                                                                  $  2,748,615
--------------------------------------------------------------------------------------------------------------
                                          Precious Metals & Minerals -- 0.2%
    550,000                    BBB+/Ba3   Madison Avenue Manufactured Housing,
                                          2.4626%, 3/25/32                                        $    537,865
--------------------------------------------------------------------------------------------------------------
                                          Steel -- 0.9%
    328,546          0.80       B-/Caa2   Countrywide Asset Backed Certificates,
                                          Floating Rate Note, 4/25/32                             $    164,230
    272,228          0.63      AAA/Baa2   Countrywide Asset-Backed Certificates,
                                          Floating Rate Note, 1/25/36                                  256,014
    369,379          0.31         A/Ba1   Countrywide Asset-Backed Certificates,
                                          Floating Rate Note, 7/25/37                                  359,153
    443,738          5.07        AAA/B2   Countrywide Asset-Backed Certificates,
                                          Floating Rate Note, 12/25/35                                 400,595
    195,573          5.68        B+/Ba1   CWL 2006-15 A2, Floating Rate Note,
                                          10/25/46                                                     188,737
  1,050,000                     AAA/Aa2   First NLC Trust, 0.74719%, 9/25/35                           970,347
    116,436                        B/A2   IXIS Real Estate Capital Trust, 0.5526%,
                                          2/25/36                                                       97,795
                                                                                                  ------------
                                                                                                  $  2,436,871
                                                                                                  ------------
                                          Total Materials                                         $  6,519,584
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     17

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          FOOD & DRUG RETAILING -- 0.4%
                                          Food Retail -- 0.4%
    715,000                   BBB-/Baa3   Dominos Pizza Master Issuer LLC, 5.261%,
                                          4/25/37                                                 $    720,363
    200,000                      BB/Aaa   Dominos Pizza Master Issuer LLC, 7.629%,
                                          4/25/37                                                      204,000
                                                                                                  ------------
                                          Total Food & Drug Retailing                             $    924,363
--------------------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 1.1%
                                          Auto Parts & Equipment -- 0.4%
  1,000,000                      AAA/NR   Ford Auto Securitization, 2.431%,
                                          11/17/14                                                $  1,034,168
--------------------------------------------------------------------------------------------------------------
                                          Automobile Manufacturers -- 0.7%
    567,000                     BBB/Aa2   AmeriCredit Automobile Receivables Trust,
                                          6.24%, 6/8/16                                           $    612,848
    100,000                    BBB/Baa1   AmeriCredit Automobile Receivables Trust,
                                          4.04%, 7/10/17                                               101,641
    138,975                        A/NR   Santander Drive Auto Receivables Trust,
                                          1.89%, 5/15/13                                               138,175
    285,000                      NR/Aa1   Santander Drive Auto Receivables Trust,
                                          2.44%, 1/15/16                                               286,265
    558,004                      BBB/NR   Santander Drive Auto Receivables Trust,
                                          3.35%, 6/15/17                                               556,330
                                                                                                  ------------
                                                                                                  $  1,695,259
                                                                                                  ------------
                                          Total Automobiles & Components                          $  2,729,427
--------------------------------------------------------------------------------------------------------------
                                          BANKS -- 4.3%
                                          Diversified Banks -- 0.1%
    173,454          0.35       AAA/Aa1   Wells Fargo Home Equity Trust, Floating
                                          Rate Note, 4/25/37                                      $    165,966
    179,977                      AAA/NR   Wells Fargo Home Equity Trust, 0.6415%,
                                          12/25/35                                                     148,634
                                                                                                  ------------
                                                                                                  $    314,600
--------------------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- 4.2%
     65,741          0.44        A+/Aa1   ACE 2005-HE7 A2C, Floating Rate Note,
                                          11/25/35                                                $     64,763
    180,285          0.46       AAA/Aaa   Ameriquest Mortgage Securities, Inc.,
                                          Floating Rate Note, 8/25/35                                  168,820
    485,330                     AAA/Aa1   Ameriquest Mortgage Securities, Inc.,
                                          0.5625%, 11/25/34                                            433,217
    491,819                      AA/Aa2   Bear Stearns Asset Backed Securities
                                          Trust, 0.8271%, 6/25/35                                      443,557
    192,301          0.37      BB+/Baa1   Bear Stearns Asset Backed Securities
                                          Trust, Floating Rate Note, 12/25/36                          188,362
    300,000                      BB-/A2   Bear Stearns Asset Backed Securities
                                          Trust, 1.244%, 10/25/34                                      201,331

The accompanying notes are an integral part of these financial statements.

18     Pioneer Short Term Income Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- (continued)
    440,889          4.67        AAA/A1   Bear Stearns Asset Backed Securities,
                                          Inc., Floating Rate Note, 6/25/43                       $    389,324
    140,261          0.31       AAA/Ba1   Carrington Mortgage Loan Trust, Floating
                                          Rate Note, 1/25/37                                           138,194
    127,788          0.49       AAA/Aa1   Carrington Mortgage Loan Trust, Floating
                                          Rate Note, 12/25/35                                          126,117
  1,517,081          0.60       AA+/Aa1   Citigroup Mortgage Loan Trust, Inc.,
                                          Floating Rate Note, 7/25/35                                1,441,850
    581,449                     AAA/Aa3   Citigroup Mortgage Loan Trust, Inc.,
                                          0.6615%, 8/25/35                                             530,657
    537,344                    BBB/Baa3   Countrywide Home Equity Loan Trust, Inc.,
                                          0.5371%, 11/15/28                                            506,274
     68,041          5.56        AAA/A2   CRMSI 2006-2 A3, Floating Rate Note,
                                          9/25/36                                                       67,915
    577,251          0.36        B-/Ba3   First Franklin Mortgage Loan Asset,
                                          Floating Rate Note, 8/25/36                                  572,328
    118,779                    AA+/Baa2   GSAA Trust, 0.47625%, 6/25/35                                111,965
     81,451                      AAA/A1   GSAA Trust, 4.316%, 11/25/34                                  81,463
     87,923          0.66          A/A2   GSAMP Trust, Floating Rate Note,
                                          3/25/35                                                       82,738
     33,552          0.00       AAA/Aaa   GSAMP Trust, Floating Rate Note,
                                          8/25/36                                                       32,932
    631,199                       A+/B1   HEMT 2004-6 M2, 5.321%, 4/25/35                              422,584
    300,668                     AAA/Aaa   LEAF II Receivables, 3.45%, 11/20/12                         299,646
    462,210                   CCC+/Caa3   Local Insight Media Finance LLC, 5.88%,
                                          10/23/37                                                     203,372
    154,827                      AAA/B1   Morgan Stanley Home Equity Loan Trust,
                                          0.5326%, 9/25/35                                             121,213
    294,714          0.45       AAA/Aa3   Option One Mortgage Loan Trust, Floating
                                          Rate Note, 11/25/35                                          268,107
    279,406          0.32         A/Aa3   Option One Mortgage Loan Trust, Floating
                                          Rate Note, 2/25/38                                           270,545
     60,682                    AAA/Baa3   Option One Mortgage Trust, 0.254%,
                                          1/25/37                                                       59,915
     23,538          0.71       AA+/Aaa   Ownit Mortgage Loan Asset Backed,
                                          Floating Rate Note, 3/25/36                                   23,410
    257,290          4.25        AA/Aa2   PNMAC 2010-NPL1 A, Floating Rate Note,
                                          5/25/50                                                      252,658
    761,886                     AA/Baa2   Popular ABS Mortgage Pass-Through Trust,
                                          5.181%, 9/25/34                                              516,739
    249,924          0.58       AAA/Aaa   RAAC Series, Floating Rate Note, 6/25/35                     242,096
    240,000          0.67        AA+/A3   RASC 2005-KS7 M1, Floating Rate Note,
                                          8/25/35                                                      225,778
    116,968          1.21       BBB/Ba2   SAST 2002-1 M1, Floating Rate Note,
                                          1/25/32                                                       70,060

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     19

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- (continued)
      7,590                       A-/A3   Structured Asset Securities Corp., 4.67%,
                                          3/25/35                                                 $      7,590
    249,872          0.34        AA/Aaa   Structured Asset Securities Corp., Floating
                                          Rate Note, 1/25/37                                           244,787
  1,092,883          4.44       B+/Baa2   Structured Asset Securities Corp., Floating
                                          Rate Note, 2/25/35                                         1,078,205
    163,858                     BBB/Aa1   Structured Asset Securities Corp.,
                                          0.2626%, 2/25/37                                             157,623
    273,293          0.78         AA/A3   SVHE 2005-3 M2, Floating Rate Note,
                                          6/25/35                                                      258,375
    477,888                      AAA/A2   Wachovia Mortgage Loan Trust, 0.5826%,
                                          10/25/35                                                     428,187
                                                                                                  ------------
                                                                                                  $ 10,732,697
                                                                                                  ------------
                                          Total Banks                                             $ 11,047,297
--------------------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 4.6%
                                          Asset Management & Custody Banks -- 0.2%
    539,724          0.65          B/B3   SPSAC 1998-1 A1, Floating Rate Note,
                                          3/25/28                                                 $    278,228
--------------------------------------------------------------------------------------------------------------
                                          Consumer Finance -- 0.6%
    200,000                       NR/A1   Navistar Financial Corp., Owner Trust,
                                          4.08%, 3/19/18                                          $    202,190
    229,180                     AA/Baa1   RFMS2 2003-HI1 M1, 5.27%, 4/25/28                            212,151
    380,000          0.63       AAA/Aaa   SLMA 2004-10 A6B, Floating Rate Note,
                                          4/27/26                                                      379,772
    771,486          0.49        AA+/A3   Specialty Underwriting & Residential,
                                          Floating Rate Note, 9/25/36                                  754,418
                                                                                                  ------------
                                                                                                  $  1,548,531
--------------------------------------------------------------------------------------------------------------
                                          Diversified Financial Services -- 1.2%
    145,676          0.63        AA/Aa2   Asset Backed Securities Corp., Floating
                                          Rate Note, 4/25/35                                      $    140,037
    350,000                        A/NR   DT Auto Owner Trust, 3.46%, 1/15/14                          352,349
    325,000                      BBB/NR   DT Auto Owner Trust, 4.89%, 1/17/17                          329,245
     81,375                       AA/NR   DT Auto Owner Trust, 5.92%, 10/15/15                          83,667
    363,000                     AAA/Aaa   Home Equity Asset Trust, 0.75719%,
                                          11/25/35                                                     343,719
    216,277                       AA/A1   Home Equity Asset Trust, 0.76875%,
                                          8/25/35                                                      207,139
    290,906          0.77        AAA/A1   Home Equity Asset Trust, Floating Rate
                                          Note, 7/25/36                                                275,930
    116,651          0.33        B-/Ba1   JPMorgan Mortgage Acquisition, Floating
                                          Rate Note, 5/25/24                                           116,558
    111,804                     AAA/Aaa   Nelnet Student Loan Trust, 0.318%,
                                          12/27/16                                                     111,778

The accompanying notes are an integral part of these financial statements.

20     Pioneer Short Term Income Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          Diversified Financial Services -- (continued)
     70,073                      AAA/A2   Sierra Receivables Funding Co., 5.84%,
                                          5/20/18                                                 $     71,603
    663,406                     A+/Baa3   Sierra Receivables Funding Co.,
                                          1.18625%, 9/20/19                                            652,683
    459,195                     AAA/Aaa   SVO VOI Mortgage Corp., 5.25%, 2/20/21                       473,045
                                                                                                  ------------
                                                                                                  $  3,157,753
--------------------------------------------------------------------------------------------------------------
                                          Specialized Finance -- 2.6%
    706,777          0.59       AAA/Aaa   Aegis Asset Backed Securities, Floating
                                          Rate Note, 9/25/34                                      $    635,745
    529,844          0.53      AA+/Baa3   Aegis Asset Backed Securities, Floating
                                          Rate Note, 3/25/12                                           447,064
    781,396                     AAA/Aaa   Conseco Finance, Inc., 7.05%, 4/15/32                        798,382
    155,138          6.64       AAA/Aaa   Conseco Finance, Inc., Floating Rate Note,
                                          11/15/32                                                     156,628
    451,255          5.32       NR/Baa1   Irwin Home Equity Corp., Floating Rate
                                          Note, 6/25/35                                                425,027
     36,961                     AA+/Aa1   Master Asset Backed Security Trust,
                                          0.67375%, 5/25/35                                             35,813
    162,497          0.61       AAA/Aaa   New Century Home Equity Loan Trust,
                                          Floating Rate Note, 3/25/35                                  135,334
  2,247,531                     AAA/Aa1   New Century Home Equity Loan Trust,
                                          0.5126%, 6/25/35                                           2,171,970
  2,261,558          0.53       AAA/Aa2   New Century Home Equity Loan Trust,
                                          Floating Rate Note, 9/25/35                                2,148,473
                                                                                                  ------------
                                                                                                  $  6,954,436
                                                                                                  ------------
                                          Total Diversified Financials                            $ 11,938,948
--------------------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 0.2%
                                          Mortgage Real Estate Investment Trust -- 0.2%
    539,249                       NR/NR   Real Estate Asset Trust, 5.44%, 6/25/31                 $    536,499
                                                                                                  ------------
                                          Total Real Estate                                       $    536,499
--------------------------------------------------------------------------------------------------------------
                                          GOVERNMENT -- 2.3%
  2,498,030                     AAA/Aaa   Fannie Mae, 5.0%, 5/15/29                               $  2,557,360
    219,080                     AAA/Aaa   Freddie Mac, 4.5%, 8/15/17                                   225,518
    546,583                     AAA/Aaa   Freddie Mac, 5.5%, 10/15/35                                  580,342
    183,255                      NR/Aa1   Freddie Mac, 3.25%, 6/15/17                                  186,373
  1,206,132                      NR/Aa1   Freddie Mac, 4.0%, 6/15/22                                 1,255,235
     59,842                     AAA/Aa1   Freddie Mac, 5.0%, 8/15/31                                    61,132
    917,381                      NR/Aa1   Freddie Mac, 5.0%, 11/15/28                                  931,223
     72,842                       NR/NR   Freddie Mac, 5.5%, 8/15/29                                    73,545
     25,270                     AAA/Aaa   Freddie Mac, 4.0%, 12/15/12                                   25,389
      3,795                     AAA/Aaa   Freddie Mac, 5.5%, 6/15/32                                     3,794
      3,795                     AAA/Aaa   Freddie Mac, 6.0%, 6/15/32                                     3,793

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     21

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          GOVERNMENT -- (continued)
     11,109                     AAA/Aaa   Freddie Mac, 6.1%, 9/15/18                              $     11,622
                                                                                                  ------------
                                                                                                  $  5,915,326
                                                                                                  ------------
                                          Total Government                                        $  5,915,326
--------------------------------------------------------------------------------------------------------------
                                          TOTAL ASSET BACKED SECURITIES
                                          (Cost $41,173,653)                                      $ 39,611,444
--------------------------------------------------------------------------------------------------------------
                                          COLLATERALIZED MORTGAGE
                                          OBLIGATIONS -- 25.9%
                                          BANKS -- 16.5%
                                          Thrifts & Mortgage Finance -- 16.5%
    534,157          0.71         NR/A1   Bank of America Alternative Loan Trust,
                                          Floating Rate Note, 12/25/33                            $    505,959
    405,451                       NR/B2   Bank of America Alternative Loan Trust,
                                          5.25%, 5/25/19                                               409,951
    342,433                      CCC/B2   Bank of America Fund, 0.2658%,
                                          5/20/47                                                      323,129
    278,262                       B-/B1   Bank of America Fund, 5.75%, 10/25/35                        277,984
    259,529                     AAA/Aaa   Bayview Commercial Asset Trust,
                                          2.25625%, 4/25/38                                            254,902
    248,683                     AAA/Aaa   Bayview Commercial Asset Trust,
                                          2.50625%, 7/25/38                                            246,385
  3,518,059                      AAA/A1   Bayview Commercial Asset Trust,
                                          2.65868%, 7/25/37                                            284,963
  2,422,795                       AA/A3   Bayview Commercial Asset Trust,
                                          2.83149%, 9/25/37                                            213,206
    130,649          3.31        AAA/A2   Bear Stearns Adjustable Rate Mortgage
                                          Trust, Floating Rate Note, 11/25/34                          120,345
    854,019                     AAA/Aaa   Cendant Mortgage Corp., 6.25%,
                                          3/25/32                                                      851,287
    150,000          3.76        NR/Aaa   CFCRE Commercial Mortgage Trust,
                                          Floating Rate Note, 4/15/44                                  153,189
    118,981          5.73       AAA/Aaa   Citigroup Commercial Mortgage, Floating
                                          Rate Note, 3/15/49                                           118,832
    416,643                     AAA/Aa2   CMLTI 2003-UP3 A1, 7.0%, 9/25/33                             434,100
    268,622          3.07        CCC/NR   CMLTI 2005-1 2A1A, Floating Rate Note,
                                          4/25/35                                                      165,661
    384,802                       CC/NR   CMLTI 2005-9 2SX2, 5.5%, 11/25/35                             56,702
     78,634          1.18         NR/WR   CMOT 44 F, Floating Rate Note, 7/1/18                         79,498
    100,000                     NR/Baa1   Commercial Mortgage Pass-Through
                                          Certificates, 5.605%, 8/9/16                                  96,802
    733,954                     AAA/Aaa   Commercial Mortgage Pass-Through
                                          Certificates, 0.31875%, 12/15/20                             714,833
    300,000                       A+/A1   Commercial Mortgage Pass-Through
                                          Certificates, 0.39875%, 6/15/22                              273,369

The accompanying notes are an integral part of these financial statements.

22     Pioneer Short Term Income Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- (continued)
    446,294          0.71        AAA/NR   Countrywide Alternative Loan Trust,
                                          Floating Rate Note, 8/25/18                             $    424,075
    439,915          0.71       AAA/Ba1   Countrywide Alternative Loan Trust,
                                          Floating Rate Note, 9/25/34                                  418,952
    716,041                      AAA/B2   Countrywide Alternative Loan Trust, 4.75%,
                                          10/25/33                                                     720,213
  1,587,037                       BB/NA   Countrywide Home Loans, Inc., 5.5%,
                                          10/25/32                                                   1,646,217
    568,733          1.51        AAA/NR   Deutsche Mortgage Securities, Inc.,
                                          Floating Rate Note, 10/25/47                                 568,200
    171,601                     AAA/Aa3   Downey Savings & Loan, 0.83625%,
                                          7/19/44                                                      124,148
 23,000,000                    BBB/Baa2   Extended Stay America Trust, 1.165%,
                                          1/5/16                                                       351,049
    221,941                      CCC/NR   First Horizon Asset Securities, Inc., 6.0%,
                                          5/25/36                                                      213,991
     86,953          2.75       AAA/Aa1   First Horizon Mortgage Pass-Through Trust,
                                          Floating Rate Note, 2/25/34                                   79,038
    216,317                     AAA/Aaa   First Union-Lehman Brothers, Bank of
                                          America, 6.778%, 11/18/35                                    217,221
    201,893                     AA+/Aaa   GE Business Loan Trust, 0.6165%,
                                          4/15/31                                                      191,546
    365,739                      AA/Aaa   GE Business Loan Trust, 0.4765%,
                                          5/15/32                                                      340,744
    445,000                     Aa3/Aa3   GE Capital Commercial Mortgage Corp.,
                                          5.704%, 7/10/37                                              451,959
    318,950                     AAA/Aaa   GECMC 2005-C1 A2, 4.353%, 6/10/48                            318,724
    250,000          5.31     BBB+/Baa2   GMAC Commercial Mortgage Securities,
                                          Inc., Floating Rate Note, 5/10/36                            230,140
    150,000          5.30         B+/NR   GMAC Commercial Mortgage Securities,
                                          Inc., Floating Rate Note, 5/10/40                            136,089
    350,000                       NR/NR   GS Mortgage Securities Corp., II, 4.209%,
                                          2/10/21                                                      346,955
     66,253          2.03          CC/C   Impac Cmb Trust, Floating Rate Note,
                                          11/25/34                                                      19,131
  1,918,156          0.87      AAA/Baa2   Impac Cmb Trust, Floating Rate Note,
                                          9/25/34                                                    1,380,384
    277,096                      NR/Ba1   JPMorgan Chase Commercial Mortgage
                                          Securities Corp., 0.5465%, 11/15/18                          238,362
    250,000                      A-/Aa3   JPMorgan Chase Commercial Mortgage
                                          Securities Corp., 0.34205%, 5/15/47                          224,094
    435,000                      NR/Aaa   JPMorgan Chase Commercial Mortgage
                                          Securities Corp., 5.45%, 12/12/43                            439,384
    438,923                      AAA/A2   JPMorgan Mortgage Trust, 2.657%,
                                          2/25/34                                                      427,986

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     23

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- (continued)
     98,994                    AAA/Baa2   JPMorgan Mortgage Trust, 4.479228%,
                                          2/25/35                                                 $     97,767
    312,718                       A-/NR   JPMorgan Mortgage Trust, 5.5%, 1/25/35                       311,917
    682,397          2.11       AAA/Aa3   JPMorgan Mortgage Trust, Floating Rate
                                          Note, 10/25/33                                               654,086
    220,135          2.86        CCC/B1   JPMorgan Mortgage Trust, Floating Rate
                                          Note, 11/25/35                                               208,861
    221,709                       NR/B3   JPMorgan Mortgage Trust, 6.0%, 8/25/36                        23,137
    569,479          0.75         BB/B2   LBSBC 2005- 2 A M2, Floating Rate Note,
                                          9/25/30                                                      103,303
     12,864                      AAA/A2   LBSBC 2007- 2 A1, 5.57%, 3/25/37 (e)                          11,893
    367,885                     AAA/Aaa   LBUBS 2001-C2 C, 6.975%, 9/15/34                             368,135
    650,000                     BBB+/NR   LB-UBS Commercial Mortgage Trust,
                                          5.616%, 10/15/35                                             628,039
    400,000                       AA/A1   LB-UBS Commercial Mortgage Trust,
                                          5.873%, 7/15/35                                              402,348
    160,605                      AAA/NR   Master Alternative Loans Trust, 4.5%,
                                          1/25/15                                                      160,471
    360,196          6.90         A-/NR   Master Seasoned Securities Trust, Floating
                                          Rate Note, 9/25/32                                           377,713
     68,203                     AAA/Aaa   Merrill Lynch Mortgage Trust, 4.556%,
                                          6/12/43                                                       68,453
     45,575          5.44       AAA/Aaa   Merrill Lynch/Countrywide Communities,
                                          Floating Rate Note, 2/12/39                                   45,534
    307,750          0.49      AAA/Baa2   MLCC Mortgage Investors, Inc., Floating
                                          Rate Note, 4/25/29                                           269,597
    700,000                       NR/NR   Morgan Stanley REMIC Trust, 5.0%,
                                          11/26/36                                                     680,750
    349,860                      NR/Aa3   PHH Mortgage Capital, 6.6%, 12/25/27                         341,081
    295,000                       A+/NR   Prudential Commercial Mortgage Trust,
                                          4.706%, 2/11/36                                              285,662
  1,031,703                       BB/B2   RAAC Series, 6.0%, 1/25/32                                 1,048,716
    564,969          6.17         A/Aaa   Residential Asset Mortgage Products, Inc.,
                                          Floating Rate Note, 5/25/18                                  581,433
  2,525,076                      AAA/NR   Residential Asset Securitization, 0.66%,
                                          5/25/33                                                    2,277,015
    524,654                      AAA/NR   Residential Asset Securitization, 5.5%,
                                          7/25/35                                                      488,044
    617,495                      AA+/NR   Residential Asset Securitization, 5.75%,
                                          12/25/34                                                     631,191
  1,723,642                    AAA/Baa3   Residential Funding Mortgage Securities,
                                          Inc., 5.0%, 5/25/18                                        1,788,694
    580,692                      NR/Aaa   Salomon Brothers Mortgage Securities VII,
                                          Inc., 7.0722%, 5/18/32                                       604,348

The accompanying notes are an integral part of these financial statements.

24     Pioneer Short Term Income Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- (continued)
    118,519          0.46      BBB/Baa2   SAMI 2007-AR4 A1, Floating Rate Note,
                                          9/25/47                                                 $    114,053
    226,047          0.62      AAA/Baa3   SEMT 2004-10 A2, Floating Rate Note,
                                          11/20/34                                                     185,220
    645,159                      AAA/B1   SEMT 2005-1 A2, 5.8325%, 2/20/35                             526,522
    305,237          0.92      AAA/Baa1   Sequoia Mortgage Trust, Floating Rate
                                          Note, 9/20/33                                                267,803
    442,437                    AAA/Baa1   Sequoia Mortgage Trust, 0.45625%,
                                          1/20/35                                                      333,958
    353,572                      AAA/A3   Sequoia Mortgage Trust, 0.74969%,
                                          1/20/35                                                      272,556
    418,281                    AAA/Baa3   Sequoia Mortgage Trust, 1.816457%,
                                          8/20/34                                                      350,542
  1,374,310                     AA+/Aaa   Structured Asset Mortgage Investments,
                                          Inc., 0.75625%, 8/26/35                                    1,357,362
    776,046          4.16      CCC/Caa3   Structured Asset Mortgage Investments,
                                          Inc., Floating Rate Note, 5/25/45                            449,697
    342,337                      AAA/A3   Structured Asset Securities Corp.,
                                          2.6671%, 10/25/33                                            303,596
  1,468,549                    AAA/Baa1   Structured Asset Securities Corp.,
                                          2.5615%, 7/25/33                                           1,288,003
    376,282                      AAA/B2   Thornburg Mortgage Securities Trust,
                                          1.7542%, 3/25/44                                             316,165
    444,873                     AAA/Ba1   Thornburg Mortgage Securities Trust,
                                          4.1376%, 3/25/44                                             428,091
  1,864,772          0.60        AAA/A2   Thornburg Mortgage Securities Trust,
                                          Floating Rate Note, 9/25/44                                1,700,273
    231,043          1.67        AAA/A1   Thornburg Mortgage Securities, Inc.,
                                          Floating Rate Note, 3/25/44                                  206,337
    500,000                       A+/NR   Wachovia Bank Commercial Mortgage
                                          Trust, 5.606%, 4/15/35                                       500,716
 87,622,547          0.14       AAA/Aaa   Wachovia Bank Commercial Mortgage
                                          Trust, Floating Rate Note, 6/15/45                            93,493
    650,000                      BBB/NR   WAMU Commercial Mortgage Securities
                                          Trust, 5.3%, 5/25/36                                         680,968
    897,368                     NR/Baa1   Wells Fargo Mortgage Backed Securities
                                          Trust, 4.75%, 4/25/20                                        920,695
    162,877                      AAA/A1   Wells Fargo Mortgage Backed Securities
                                          Trust, 5.0%, 11/25/36                                        164,425
     90,686                    AAA/Baa1   Wells Fargo Mortgage Backed Securities
                                          Trust, 5.5%, 5/25/35                                          90,085
    752,829          2.74        NR/Ba3   Wells Fargo Mortgage Backed Securities
                                          Trust, Floating Rate Note, 1/25/35                           665,743
    147,174          2.96       AAA/Aa1   Wells Fargo Mortgage Backed Securities
                                          Trust, Floating Rate Note, 10/25/35                          141,914

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     25

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- (continued)
    876,692          5.01        NR/Ba2   Wells Fargo Mortgage Backed Securities
                                          Trust, Floating Rate Note, 4/25/35                      $    843,301
     99,069          5.04        CC/Aaa   Wells Fargo Mortgage Backed Securities
                                          Trust, Floating Rate Note, 9/25/35                            96,082
    533,214                     AAA/Ba2   Wells Fargo Mortgage Backed Securities
                                          Trust, 4.75%, 12/25/18                                       550,420
  1,384,000                      BB-/B3   Wells Fargo Mortgage Backed Securities
                                          Trust, 5.38429%, 3/25/36                                   1,347,580
    863,530                       NR/B1   Wells Fargo Mortgage Backed Securities
                                          Trust, 5.75%, 3/25/36                                        839,764
    410,264                      CCC/B1   Wells Fargo Mortgage Backed Securities
                                          Trust, 6.0%, 8/25/36                                         405,749
                                                                                                  ------------
                                                                                                  $ 42,989,000
                                                                                                  ------------
                                          Total Banks                                             $ 42,989,000
--------------------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 5.8%
                                          Asset Management & Custody Banks -- 0.1%
    184,016          4.67         NR/NR   Jefferies & Co., Inc., Floating Rate Note,
                                          5/26/37                                                 $    173,925
--------------------------------------------------------------------------------------------------------------
                                          Consumer Finance -- 0.1%
    149,088                      AAA/A2   GMAC Mortgage Corp., Loan Trust,
                                          4.7456%, 12/19/33                                       $    144,328
--------------------------------------------------------------------------------------------------------------
                                          Diversified Financial Services -- 4.6%
    210,000                     A+/Baa2   American Tower Trust, 5.9568%, 4/15/14                  $    225,262
    353,707          2.92       AAA/Aaa   Bank of America Mortgage, Floating Rate
                                          Note, 7/25/33                                                331,142
  1,693,968          2.87        AAA/A2   Bank of America Mortgage, Floating Rate
                                          Note, 9/25/33                                              1,621,654
    470,587          2.87        NR/Ba3   Bank of America Mortgage Securities,
                                          Floating Rate Note, 5/25/35                                  454,819
    596,362          3.21       NR/Baa3   Bank of America Mortgage Securities,
                                          Floating Rate Note, 11/25/33                                 556,434
    177,697          0.97       A+/Baa1   Bear Stearns Alt-A Trust, Floating Rate
                                          Note, 11/25/34                                               156,089
    134,782                     NR/Baa3   Citicorp Mortgage Securities, Inc., 5.5%,
                                          3/25/35                                                      134,840
    482,196                        B/B2   Citicorp Mortgage Securities, Inc., 5.5%,
                                          11/25/35                                                     481,353
    650,000                     BBB+/A2   Credit Suisse Mortgage Capital
                                          Certificates, 0.318%, 2/15/22                                606,590
    600,000                       NR/NR   Credit Suisse Mortgage Capital
                                          Certificates, 4.25%, 6/25/50                                 570,373
    886,103                      NR/Aaa   Credit Suisse Mortgage Capital
                                          Certificates, 5.268%, 2/15/40                                886,307
    281,945                      B-/Aaa   MLMI 2005-A2 A4, 4.48%, 2/25/35                              267,619

The accompanying notes are an integral part of these financial statements.

26     Pioneer Short Term Income Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          Diversified Financial Services -- (continued)
    250,000                     BBB-/A3   Morgan Stanley Capital, 0.919%,
                                          12/15/20                                                $    228,742
    502,171                     AAA/Aaa   Morgan Stanley DW, 4.25%, 12/13/41                           502,730
    461,391          5.50        AAA/B2   RALI 2004-QS16 1A1, Floating Rate Note,
                                          12/25/34                                                     466,656
    315,736                    AAA/Baa2   Residential Accredited Loans, Inc., 4.5%,
                                          4/25/34                                                      316,890
    344,012          0.81       AAA/Ba1   Residential Accredited Loans, Inc.,
                                          Floating Rate Note, 1/25/34                                  327,870
  1,073,791          4.25      AAA/Baa3   Residential Accredited Loans, Inc.,
                                          Floating Rate Note, 1/25/34                                1,083,765
    950,000                    AAA/Baa3   Residential Accredited Loans, Inc., 4.0%,
                                          7/25/33                                                      937,926
    472,862                     AAA/Aa1   Residential Accredited Loans, Inc., 5.75%,
                                          10/25/33                                                     480,621
    764,076          0.81      AAA/Baa1   Residential Accredited Loans, Inc.,
                                          Floating Rate Note, 10/25/17                                 719,921
    106,856                      NR/Ba1   Residential Accredited Loans, Inc., 5.0%,
                                          7/25/18                                                      108,680
    405,481                     AAA/Aa1   Structured Adjustable Rate Mortgage Loan
                                          Trust, 0.63%, 1/25/35                                        398,253
    190,129                       NR/NR   Vericrest Opportunity Loan Transferee,
                                          5.926%, 12/26/50                                             190,243
                                                                                                  ------------
                                                                                                  $ 12,054,779
--------------------------------------------------------------------------------------------------------------
                                          Investment Banking & Brokerage -- 0.9%
    537,452                     AAA/Aaa   Banc of America Commercial Mortgage,
                                          Inc., 5.381%, 1/15/49                                   $    538,626
    675,480                       AA/NR   Bear Stearns Commercial Mortgage
                                          Securities, 6.63%, 2/15/35                                   673,636
    939,326                     AA-/Aaa   Lehman Brothers Floating Rate Note,
                                          5.56%, 9/15/21 (144A)                                        887,709
    460,000                       NR/A1   Morgan Stanley Dean Witter Capital, Inc.,
                                          6.79%, 7/15/33                                               462,339
                                                                                                  ------------
                                                                                                  $  2,562,310
--------------------------------------------------------------------------------------------------------------
                                          Specialized Finance -- 0.1%
    253,952          0.33         A/Aaa   Indymac Index Mortgage Loan Trust,
                                          Floating Rate Note, 2/25/37                             $    244,817
                                                                                                  ------------
                                          Total Diversified Financials                            $ 15,180,159
--------------------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 2.6%
                                          Mortgage Real Estate Investment Trust -- 2.6%
  1,026,497          5.01       AAA/Aaa   American Home Mortgage Investment
                                          Corp., Floating Rate Note, 10/25/34                     $  1,026,855
  1,176,181          0.56        B/Caa3   American Home Mortgage Investment
                                          Corp., Floating Rate Note, 11/25/45                          739,738

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     27

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          Mortgage Real Estate Investment Trust -- (continued)
    382,821                      AAA/B1   American Home Mortgage Investment
                                          Trust, 2.465%, 6/25/45                                  $    337,354
    215,645                      BBB/NR   Credit Suisse First Boston Mortgage
                                          Securities Corp., 5.25%, 10/25/19                            217,753
    112,378                      AAA/NR   Credit Suisse First Boston Mortgage
                                          Securities Corp., 5.5%, 6/25/33                              110,303
    402,428                      AAA/A2   Credit Suisse First Boston Mortgage
                                          Securities Corp., 7.5%, 5/25/32                              424,409
    245,535          1.58       AA+/Aa2   Credit Suisse First Boston Mortgage
                                          Securities Corp., Floating Rate Note,
                                          12/25/33                                                     233,072
    750,000                       BB/A3   Credit Suisse First Boston Mortgage
                                          Securities Corp., 6.448%, 9/15/34                            748,241
    100,000          4.62         A-/A3   Credit Suisse First Boston Mortgage
                                          Securities Corp., Floating Rate Note,
                                          5/15/38                                                       93,357
  1,695,378                     AAA/Aaa   CS First Boston Mortgage Security, 7.13%,
                                          11/15/30                                                   1,734,962
    369,107          1.75        AA+/WR   CS First Boston Mortgage Security,
                                          Floating Rate Note, 8/25/33                                  338,386
    108,637          1.38        D/Caa3   CS First Boston Mortgage Security,
                                          Floating Rate Note, 9/25/34                                   46,130
    797,577                      AAA/NR   CSFB 2004-C2 A1, 3.819%, 5/15/36                             802,483
                                                                                                  ------------
                                                                                                  $  6,853,043
                                                                                                  ------------
                                          Total Real Estate                                       $  6,853,043
--------------------------------------------------------------------------------------------------------------
                                          GOVERNMENT -- 1.0%
    304,761                     AAA/Ba3   GSR Mortgage Loan Trust, 4.1408%,
                                          6/25/34                                                 $    292,873
    423,610                      AAA/NR   GSR Mortgage Loan Trust, 2.5125%,
                                          8/25/33                                                      385,432
    354,420                      BB+/NR   GSR Mortgage Loan Trust, 5.25%,
                                          7/25/35                                                      343,479
    929,341                       NR/A3   GSR Mortgage Loan Trust, 5.5%, 3/25/35                       935,066
    678,688          4.01        AAA/BB   GSR Mortgage Loan Trust, Floating Rate
                                          Note, 9/25/35                                                622,859
                                                                                                  ------------
                                                                                                  $  2,579,709
                                                                                                  ------------
                                          Total Government                                        $  2,579,709
--------------------------------------------------------------------------------------------------------------
                                          TOTAL COLLATERALIZED MORTGAGE
                                          OBLIGATIONS
                                          (Cost $70,729,770)                                      $ 67,601,911
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28     Pioneer Short Term Income Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          CORPORATE BONDS -- 26.5%
                                          ENERGY -- 1.4%
                                          Integrated Oil & Gas -- 0.2%
    500,000                        A/A2   BP Capital Markets Plc, 3.125%,
                                          3/10/12 (b)                                             $    506,759
--------------------------------------------------------------------------------------------------------------
                                          Oil & Gas Equipment & Services -- 0.5%
    456,000          3.52         NR/NR   Sevan Marine ASA, Floating Rate Note,
                                          5/14/13 (144A)                                          $    319,200
  2,134,000         11.99         NR/NR   Sevan Marine ASA, Floating Rate Note,
                                          10/24/12 (144A)                                              290,654
    739,000                    BBB/Baa2   Weatherford International, Ltd., Bermuda,
                                          5.15%, 3/15/13                                               778,356
                                                                                                  ------------
                                                                                                  $  1,388,210
--------------------------------------------------------------------------------------------------------------
                                          Oil & Gas Exploration & Production -- 0.4%
    250,000                       A/Aa3   Ras Laffan LNG 3, 4.5%, 9/30/12 (144A)                  $    258,750
    250,000                       A/Aa3   Ras Laffan LNG 3, 5.5%, 9/30/14 (144A)                       275,625
    500,000                   BBB-/Baa2   TNK-BP Finance SA, 7.5%,
                                          3/13/13 (144A)                                               532,500
                                                                                                  ------------
                                                                                                  $  1,066,875
--------------------------------------------------------------------------------------------------------------
                                          Oil & Gas Storage & Transportation -- 0.3%
    750,000                   BBB-/Baa3   Williams Partners LP, 3.8%, 2/15/15                     $    795,885
                                                                                                  ------------
                                          Total Energy                                            $  3,757,729
--------------------------------------------------------------------------------------------------------------
                                          MATERIALS -- 0.4%
                                          Industrial Gases -- 0.2%
    500,000                    BBB/Baa2   Airgas, Inc., 2.85%, 10/1/13                            $    514,259
--------------------------------------------------------------------------------------------------------------
                                          Specialty Chemicals -- 0.2%
    536,000                    BBB/Baa2   Cytec Industries, Inc., 4.6%, 7/1/13                    $    564,255
                                                                                                  ------------
                                          Total Materials                                         $  1,078,514
--------------------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 0.8%
                                          Industrial Conglomerates -- 0.2%
    500,000                    BBB/Baa2   Tyco Electronics Group SA, 6.0%,
                                          10/1/12                                                 $    528,205
--------------------------------------------------------------------------------------------------------------
                                          Trading Companies & Distributors -- 0.6%
    440,000                    BBB/Baa1   GATX Corp., 4.75%, 10/1/12                              $    449,456
  1,000,000                    BBB/Baa2   Glencore Funding LLC, 6.0%,
                                          4/15/14 (144A)                                             1,039,423
                                                                                                  ------------
                                                                                                  $  1,488,879
                                                                                                  ------------
                                          Total Capital Goods                                     $  2,017,084
--------------------------------------------------------------------------------------------------------------
                                          COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                          Office Services & Supplies -- 0.1%
    350,000                     BBB+/A2   Pitney Bowes, Inc., 4.625%, 10/1/12                     $    362,791
                                                                                                  ------------
                                          Total Commercial Services & Supplies                    $    362,791
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     29

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 0.2%
                                          Railroads -- 0.2%
    480,000                    BBB/Baa3   CSX Corp., 6.3%, 3/15/12                                $    493,794
                                                                                                  ------------
                                          Total Transportation                                    $    493,794
--------------------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 0.5%
                                          Automobile Manufacturers -- 0.4%
  1,000,000                    BBB/Baa2   Hyundai Motor Manufacturer, Ltd., 4.5%,
                                          4/15/15                                                 $  1,045,276
    100,000                   BBB+/Baa1   Nissan Motor Acceptance Corp., 4.5%,
                                          1/30/15 (144A)                                               106,468
                                                                                                  ------------
                                                                                                  $  1,151,744
--------------------------------------------------------------------------------------------------------------
                                          Motorcycle Manufacturers -- 0.1%
    175,000                    BBB/Baa1   Harley-Davidson Financial Services, Inc.,
                                          3.875%, 3/15/16                                         $    183,908
                                                                                                  ------------
                                          Total Automobiles & Components                          $  1,335,652
--------------------------------------------------------------------------------------------------------------
                                          CONSUMER DURABLES & APPAREL -- 0.4%
                                          Housewares & Specialties -- 0.4%
  1,000,000                   BBB-/Baa3   Fortune Brands, Inc., 3.0%, 6/1/12                      $  1,013,252
                                                                                                  ------------
                                          Total Consumer Durables & Apparel                       $  1,013,252
--------------------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 1.0%
                                          Education Services -- 1.0%
  2,415,000                     AAA/Aaa   Yale University, 2.9%, 10/15/14                         $  2,572,047
                                                                                                  ------------
                                          Total Consumer Services                                 $  2,572,047
--------------------------------------------------------------------------------------------------------------
                                          MEDIA -- 0.3%
                                          Broadcasting -- 0.3%
    750,000                    BBB/Baa2   Discovery Communications LLC, 3.7%,
                                          6/1/15                                                  $    801,447
                                                                                                  ------------
                                          Total Media                                             $    801,447
--------------------------------------------------------------------------------------------------------------
                                          FOOD, BEVERAGE & TOBACCO -- 0.4%
                                          Packaged Foods & Meats -- 0.4%
  1,000,000                    BBB/Baa1   WM Wrigley Jr Co., 3.05%, 6/28/13                       $  1,023,030
                                                                                                  ------------
                                          Total Food, Beverage & Tobacco                          $  1,023,030
--------------------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                          Health Care Equipment -- 0.2%
    510,000                      A/Baa1   St Jude Medical, Inc., 2.5%, 1/15/16                    $    524,808
--------------------------------------------------------------------------------------------------------------
                                          Health Care Facilities -- 0.1%
    300,000                     BB+/Ba2   Universal Health Services, Inc., 6.75%,
                                          11/15/11                                                $    301,500
--------------------------------------------------------------------------------------------------------------
                                          Health Care Services -- 0.4%
  1,000,000                   BBB+/Baa3   Express Scripts, Inc., 3.125%, 5/15/16                  $  1,022,885
                                                                                                  ------------
                                          Total Health Care Equipment & Services                  $  1,849,193
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30     Pioneer Short Term Income Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          PHARMACEUTICALS & BIOTECHNOLOGY -- 1.6%
                                          Biotechnology -- 0.5%
    900,000                   BBB+/Baa3   Biogen Idec, Inc., 6.0%, 3/1/13                         $    956,606
    285,000                      AA-/A2   Genzyme Corp., 3.625%, 6/15/15                               306,565
                                                                                                  ------------
                                                                                                  $  1,263,171
--------------------------------------------------------------------------------------------------------------
                                          Life Sciences Tools & Services -- 0.9%
    500,000                   BBB-/Baa2   Agilent Technologies, Inc., 2.5%, 7/15/13               $    509,726
    620,000                     BBB-/NR   Agilent Technologies, Inc., 5.5%, 9/14/15                    690,676
    750,000                     BBB/Ba1   Life Technologies Co., 3.375%, 3/1/13                        770,998
    475,000                        A/A3   Thermo Fisher Scientific, Inc., 2.15%,
                                          12/28/12                                                     483,682
                                                                                                  ------------
                                                                                                  $  2,455,082
--------------------------------------------------------------------------------------------------------------
                                          Pharmaceuticals -- 0.2%
    500,000                       AA/A1   Abbott Laboratories Co., 5.15%,
                                          11/30/12                                                $    529,149
                                                                                                  ------------
                                          Total Pharmaceuticals & Biotechnology                   $  4,247,402
--------------------------------------------------------------------------------------------------------------
                                          BANKS -- 3.0%
                                          Diversified Banks -- 1.8%
    100,000          7.24       BB+/Ba1   Alfa Div Payment Rights Finance, Floating
                                          Rate Note, 12/15/11 (144A)                              $     99,691
    750,000                     AA-/Aa3   Barclays Bank Plc, 2.5%, 1/23/13                             751,043
  1,000,000          1.05        AA/Aa2   HSBC Bank Plc, Floating Rate Note,
                                          8/12/13 (144A)                                             1,003,612
  1,000,000          1.33        AA/Aa2   Santander US Debt SA, Floating Rate
                                          Note, 3/30/12 (144A)                                         997,422
    500,000                      AA/Aa2   Santander US Debt SA Unipersonal,
                                          2.485%, 1/18/13                                              490,361
    500,000                        A/A2   Standard Chartered Plc, 3.85%,
                                          4/27/15 (144A)                                               513,970
    820,000                       A+/A2   Wachovia Corp., 5.25%, 8/1/14                                877,128
                                                                                                  ------------
                                                                                                  $  4,733,227
--------------------------------------------------------------------------------------------------------------
                                          Regional Banks -- 1.0%
    300,000                     BBB+/A2   American Express Bank FSB, 5.5%,
                                          4/16/13                                                 $    318,451
    500,000                        A/A2   BB&T Corp., 5.7%, 4/30/14                                    550,830
    500,000                       A-/A3   KeyBank NA, 5.5%, 9/17/12                                    518,635
    275,000                   BBB+/Baa1   KeyBank NA, 5.8%, 7/1/14                                     300,442
    500,000                   BBB+/Baa1   KeyCorp, 3.75%, 8/13/15                                      515,638
    215,000                   BBB+/Baa1   KeyCorp, 6.5%, 5/14/13 (b)                                   231,107
    275,000          8.25      BBB/Baa3   PNC Financial Services Group, Inc.,
                                          Floating Rate Note, 5/29/49                                  281,225
                                                                                                  ------------
                                                                                                  $  2,716,328
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     31

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- 0.2%
    500,000                     AAA/Aaa   Swedbank Hypotek AB, 0.758%, 3/28/14                    $    500,749
                                                                                                  ------------
                                          Total Banks                                             $  7,950,304
--------------------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 8.0%
                                          Asset Management & Custody Banks -- 0.1%
    300,000                      AA-/A1   Franklin Resources, Inc., 3.125%,
                                          5/20/15                                                 $    315,805
--------------------------------------------------------------------------------------------------------------
                                          Consumer Finance -- 1.3%
    765,000                       B+/B1   Ally Financial, Inc., 6.8750%, 8/28/12                  $    780,300
    476,000          0.38       BBB+/A2   American Express Credit Corp., Floating
                                          Rate Note, 2/24/12                                           475,382
    380,000                       A+/A1   American Honda Finance Corp., 6.7%,
                                          10/1/13 (144A)                                               420,970
    500,000                       A+/A1   American Honda Finance Corp., 2.375%,
                                          3/18/13                                                      509,697
  1,000,000                    BBB/Baa1   Capital One Financial Corp., 4.8%,
                                          2/21/12                                                    1,017,721
    100,000                     AA+/Aaa   John Deere Capital Corp., 2.875%,
                                          6/19/12                                                      102,012
                                                                                                  ------------
                                                                                                  $  3,306,082
--------------------------------------------------------------------------------------------------------------
                                          Diversified Financial Services -- 4.1%
    500,000                     BBB+/A2   American Express Corp., 5.25%,
                                          11/21/11                                                $    504,572
    500,000                        A/A2   Bank of America Corp., 3.7%, 9/1/15                          492,657
    250,000          6.66        BB+/NR   Caelus Re II, Ltd., Floating Rate Note,
                                          5/24/13                                                      248,575
  1,000,000                     A-/Baa1   Citigroup, Inc., 5.0%, 9/15/14                             1,026,895
    165,000          2.90          A/A3   Citigroup, Inc., Floating Rate Note,
                                          3/16/12                                                      164,167
  1,000,000                    BBB/Baa1   GATX Corp., 5.5%, 2/15/12                                  1,017,844
    800,000                     AA+/Aa2   General Electric Capital Corp., 4.0%,
                                          2/15/12                                                      812,448
    500,000                     AA+/Aa2   General Electric Capital Corp., 0.92675%,
                                          4/7/14                                                       492,764
  1,000,000                     AA+/Aa2   General Electric Capital Corp., 1.875%,
                                          9/16/13                                                    1,009,542
  1,000,000                     AA+/Aa2   General Electric Capital Corp., 1.101%,
                                          12/20/13                                                   1,002,906
    500,000          0.94        A+/Aa3   JPMorgan Chase & Co., Floating Rate
                                          Note, 2/26/13                                                501,233
    500,000                      A+/Aa3   JPMorgan Chase & Co., 4.0%, 2/25/21                          501,670
    100,000                     AA+/Aaa   JPMorgan Chase & Co., 3.125%, 12/1/11                        100,705
    500,000          6.33         BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                          5/17/13 (144A)                                               497,700

The accompanying notes are an integral part of these financial statements.

32     Pioneer Short Term Income Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          Diversified Financial Services -- (continued)
    500,000          6.07         BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                          1/8/14                                                  $    493,200
    250,000          9.83        BB-/NR   Loma Reinsurance, Ltd., Floating Rate
                                          Note, 12/21/12                                               249,900
    198,931                    BBB/Baa2   Power Receivables Finance LLC, 6.29%,
                                          1/1/12 (144A)                                                198,993
    250,000          7.60        BB-/NR   Queen Street II Capital, Ltd., Floating Rate
                                          Note, 4/9/14                                                 247,800
    250,000          6.76         BB/NR   Residential Reinsurance 2011 Ltd.,
                                          Floating Rate Note, 6/6/13 (144A)                            252,325
    250,000          6.32         BB/NR   Residential Reinsurance 2011, Ltd.,
                                          Floating Rate Note, 6/6/13                                   250,875
    250,000          6.32         B+/NR   Residential Reinsurance 2011, Ltd.,
                                          Floating Rate Note, 6/6/15                                   252,150
    250,000                     BBB-/NR   Vita Capital IV, Ltd., 3.136967%,
                                          1/15/16                                                      250,150
                                                                                                  ------------
                                                                                                  $ 10,569,071
--------------------------------------------------------------------------------------------------------------
                                          Investment Banking & Brokerage -- 2.1%
    340,000                        A/A1   Goldman Sachs Group, Inc., 3.7%,
                                          8/1/15                                                  $    343,653
  1,000,000                        A/A1   Goldman Sachs Group, Inc., 1.3105%,
                                          2/7/14                                                       964,976
    898,000                        A/A2   Merrill Lynch & Co., 5.45%, 2/5/13                           921,346
    275,000                        A/A2   Morgan Stanley, Inc., 3.1%, 11/9/18                          273,927
  1,000,000                        A/A2   Morgan Stanley, Inc., 4.0%, 9/22/20                          995,505
    500,000                        A/A2   Morgan Stanley, Inc., 5.0%, 8/31/25 (b)                      489,808
    800,000          2.88          A/A2   Morgan Stanley, Inc., Floating Rate Note,
                                          5/14/13                                                      798,758
    250,000                       B+/NR   Queen Street III Capital Corp., 0.0%,
                                          7/28/14                                                      248,650
    500,000                     A-/Baa1   TD Ameritrade Holdings, Inc., 2.95%,
                                          12/1/12                                                      509,741
                                                                                                  ------------
                                                                                                  $  5,546,364
--------------------------------------------------------------------------------------------------------------
                                          Specialized Finance -- 0.4%
    500,000                    BBB/Baa1   Banque PSA Finance SA, 3.375%,
                                          4/4/14                                                  $    502,364
    500,000                        A/A2   National Rural Utilities, Inc., 5.4%,
                                          10/15/13                                                     540,356
                                                                                                  ------------
                                                                                                  $  1,042,720
                                                                                                  ------------
                                          Total Diversified Financials                            $ 20,780,042
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     33

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          INSURANCE -- 2.9%
                                          Life & Health Insurance -- 0.5%
     50,000                       A+/A1   Allstate Life Global Corp., 5.375%,
                                          4/30/13                                                 $     53,403
    500,000                       A-/NR   Jefferson-Pilot Corp., 4.75%, 1/30/14                        531,498
    250,000                     A-/Baa2   Lincoln National Corp., 4.3%, 6/15/15                        263,768
    500,000                      BBB/A3   Principal Financial Group, Inc., 7.875%,
                                          5/15/14                                                      572,524
                                                                                                  ------------
                                                                                                  $  1,421,193
--------------------------------------------------------------------------------------------------------------
                                          Multi-Line Insurance -- 0.6%
    500,000                    BBB/Baa3   Genworth Financial, Inc., 5.75%, 6/15/14                $    493,200
    410,000                   BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                          6/15/14 (144A)                                               450,078
    500,000                     AA-/Aa3   Metropolitan Life Global Funding, Inc.,
                                          2.875%, 9/17/12                                              507,599
                                                                                                  ------------
                                                                                                  $  1,450,877
--------------------------------------------------------------------------------------------------------------
                                          Property & Casualty Insurance -- 1.0%
    980,000                   BBB+/Baa2   Berkley (WR), Ltd., 5.875%, 2/15/13                     $  1,019,217
    916,000                   BBB-/Baa2   OneBeacon US Holdings, Inc., 5.875%,
                                          5/15/13                                                      953,586
    500,000                   BBB+/Baa2   XL Capital, Ltd., 5.25%, 9/15/14                             536,553
                                                                                                  ------------
                                                                                                  $  2,509,356
--------------------------------------------------------------------------------------------------------------
                                          Reinsurance -- 0.8%
    500,000          7.19        BB+/NR   Blue Fin, Ltd., Floating Rate Note,
                                          4/10/12 (144A)                                          $    499,300
    250,000          2.40         BB/NR   East Lane Re III, Ltd., Floating Rate Note,
                                          3/16/12                                                      252,500
    250,000          7.23        BB+/NR   Foundation Re III, Ltd., Floating Rate Note,
                                          2/25/15                                                      248,350
    250,000          5.81         BB/A2   Foundation Re III, Ltd., Floating Rate Note,
                                          2/3/14 (Cat Bond)                                            248,200
    250,000         12.03         NR/B3   Globecat, Ltd., (Cat Bond) Floating Rate
                                          Note, 1/2/13 (144A)                                          239,050
    350,000                       B-/NR   Successor X, Ltd., 0.0%, 1/7/14                              345,485
    300,000          9.41          B/NR   Successor X, Ltd., Floating Rate Note,
                                          2/25/14                                                      296,490
                                                                                                  ------------
                                                                                                  $  2,129,375
                                                                                                  ------------
                                          Total Insurance                                         $  7,510,801
--------------------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 2.0%
                                          Diversified Real Estate Activities -- 0.2%
    350,000                       A-/A2   Westfield Group, Inc., 5.4%, 10/1/12                    $    363,297
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34     Pioneer Short Term Income Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          Diversified Real Estate Investment Trust -- 0.4%
    685,000                   BBB+/Baa1   Dexus Finance Pty, Ltd., 7.125%,
                                          10/15/14                                                $    767,888
    350,000                    BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15                       362,606
                                                                                                  ------------
                                                                                                  $  1,130,494
--------------------------------------------------------------------------------------------------------------
                                          Office Real Estate Investment Trust -- 0.2%
    385,000                    BBB/Baa2   Mack-Cali Realty LP, 5.125%, 2/15/14                    $    413,756
--------------------------------------------------------------------------------------------------------------
                                          Retail Real Estate Investment Trust -- 0.5%
    500,000                    BB+/Baa3   Developers Diversified Realty, Ltd.,
                                          5.375%, 10/15/12                                        $    506,003
    773,000                       A-/A3   Simon Property Group LP, 5.0%, 3/1/12                        781,339
                                                                                                  ------------
                                                                                                  $  1,287,342
--------------------------------------------------------------------------------------------------------------
                                          Specialized Real Estate Investment Trust -- 0.7%
    500,000                    BBB/Baa2   HCP, Inc., 2.7%, 2/1/14                                 $    497,849
    525,000                   BBB-/Baa2   Hospitality Properties Trust, 6.75%,
                                          2/15/13                                                      542,953
    780,000                   BBB-/Baa2   Hospitality Properties Trust, 7.875%,
                                          8/15/14                                                      868,432
                                                                                                  ------------
                                                                                                  $  1,909,234
                                                                                                  ------------
                                          Total Real Estate                                       $  5,104,123
--------------------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 0.2%
                                          Internet Software & Services -- 0.2%
    550,000                       NR/A2   GTP Towers Issuer LLC, 4.436%,
                                          2/15/15 (144A)                                          $    569,360
                                                                                                  ------------
                                          Total Software & Services                               $    569,360
--------------------------------------------------------------------------------------------------------------
                                          TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                          Office Electronics -- 0.2%
    500,000                   BBB-/Baa2   Xerox Corp., 5.5%, 5/15/12                              $    516,043
                                                                                                  ------------
                                          Total Technology Hardware & Equipment                   $    516,043
--------------------------------------------------------------------------------------------------------------
                                          SEMICONDUCTORS -- 0.3%
    750,000                    BBB/Baa1   Maxim Integrated Products, Inc., 3.45%,
                                          6/14/13                                                 $    775,525
                                                                                                  ------------
                                          Total Semiconductors                                    $    775,525
--------------------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 1.3%
                                          Integrated Telecommunication Services -- 1.0%
  1,100,000                   BBB-/Baa3   QWEST Corp., 8.875, 3/15/12                             $  1,137,125
    750,000                    BBB/Baa2   Telecom Italia Capital SA, 4.95%,
                                          9/30/14                                                      739,179
    590,000                       A-/WR   Verizon Virginia, Inc., 4.625%, 3/15/13                      620,021
                                                                                                  ------------
                                                                                                  $  2,496,325
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     35

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          Wireless Telecommunication Services -- 0.3%
    500,000                       NR/A2   Crown Castle Towers LLC, 3.214%,
                                          8/15/15 (144A)                                          $    512,381
    500,000                       NR/A2   GTP Acquisition Partners I LLC, 4.347%,
                                          6/15/16                                                      480,089
                                                                                                  ------------
                                                                                                  $    992,470
                                                                                                  ------------
                                          Total Telecommunication Services                        $  3,488,795
--------------------------------------------------------------------------------------------------------------
                                          UTILITIES -- 0.8%
                                          Electric Utilities -- 0.6%
    500,000                   BBB+/Baa1   FPL Group Capital, Inc., 2.55%,
                                          11/15/13                                                $    512,407
  1,000,000                       A-/A3   Iberdrola Finance Ireland, Ltd., 3.8%,
                                          9/11/14 (144A)                                             1,004,921
                                                                                                  ------------
                                                                                                  $  1,517,328
--------------------------------------------------------------------------------------------------------------
                                          Multi-Utilities -- 0.2%
    500,000                   BBB+/Baa1   Midamerican Energy Holdings Co., 5.95%,
                                          5/15/37                                                 $    510,697
                                                                                                  ------------
                                          Total Utilities                                         $  2,028,025
--------------------------------------------------------------------------------------------------------------
                                          TOTAL CORPORATE BONDS
                                          (Cost $68,077,286)                                      $ 69,274,953
--------------------------------------------------------------------------------------------------------------
                                          U.S. GOVERNMENT AND AGENCY
                                          OBLIGATIONS -- 31.7%
    667,261                       NR/NR   Fannie Mae, 3.0%, 1/25/21                               $    693,350
    331,986                      AAA/NR   Fannie Mae, 3.17454%, 6/25/35                                347,652
    347,755                      AAA/NR   Fannie Mae, 3.49029%, 4/25/45                                362,479
    318,395                     AAA/Aaa   Fannie Mae, 5.45%, 12/25/20                                  342,279
    435,000                       NR/NR   Fannie Mae, 5.503%, 9/25/11                                  434,823
    161,980                     AAA/Aaa   Fannie Mae, 5.69%, 1/25/32                                   168,925
    591,438                       NR/NR   Fannie Mae, 6.0%, 3/25/35                                    636,297
    294,613                     AAA/Aaa   Fannie Mae, 6.0%, 6/25/29                                    332,787
     74,770                       NR/NR   Fannie Mae, 8.0%, 3/25/17                                     75,838
  4,913,317          4.44        NR/Aa1   Fannie Mae, Floating Rate Note,
                                          10/25/40                                                   4,727,622
  1,244,782          3.98       AAA/Aaa   Fannie Mae, Floating Rate Note, 7/25/42                    1,291,405
  1,297,572          3.81       AAA/Aaa   Fannie Mae, Floating Rate Note, 7/25/43                    1,380,852
     80,806                      AA+/WR   Federal Home Loan Bank, 4.84%,
                                          1/25/12                                                       82,039
    284,953                     AAA/Aaa   Federal Home Loan Mortgage Corp., 4.5%,
                                          9/1/12                                                       292,554
    325,794                     AAA/Aaa   Federal Home Loan Mortgage Corp., 5.0%,
                                          9/1/11 - 2/1/21                                              347,600
    305,922                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          5.505%, 12/1/31                                              309,184

The accompanying notes are an integral part of these financial statements.

36     Pioneer Short Term Income Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          U.S. Government and Agency Obligations -- (continued)
      9,184                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          5.79%, 11/1/31                                          $      9,580
    129,895                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          6.064%, 11/1/40                                              132,382
    611,191                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          6.134%, 10/1/31                                              616,032
     12,340                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          6.303%, 7/1/18                                                13,034
    633,102                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          6.44%, 10/1/36                                               669,799
     51,512                     AAA/Aaa   Federal Home Loan Mortgage Corp., 6.5%,
                                          7/1/16 - 6/1/17                                               56,139
      6,288                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          6.533%, 11/1/25                                                6,603
      3,348                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          6.571%, 4/1/29                                                 3,530
      3,901                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          6.837%, 4/1/28                                                 4,121
      9,519                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          6.985%, 5/1/25                                                 9,565
      4,638                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          7.035%, 4/1/29                                                 4,650
      4,911                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          7.142%, 1/1/28                                                 5,191
    176,395                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          7.245%, 8/1/31                                               178,806
      1,682                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          7.25%, 8/1/31                                                  1,686
    111,006                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          7.393%, 11/1/24                                              112,013
     22,270                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          7.484%, 2/1/27                                                22,576
     38,364                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          7.652%, 4/1/25                                                38,762
     70,922                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          7.680%, 1/1/25                                                71,790
      2,385                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                          7.936%, 2/1/33                                                 2,511
    169,067                     AAA/Aaa   Federal National Mortgage Association,
                                          5.0%, 7/1/15                                                 176,791
    109,161                     AAA/Aaa   Federal National Mortgage Association,
                                          5.469%, 7/1/36                                               115,876
    311,455                     AAA/Aaa   Federal National Mortgage Association,
                                          5.5%, 1/1/12 - 12/1/35                                       342,779
    402,682                     AAA/Aaa   Federal National Mortgage Association,
                                          6.0%, 2/1/34 - 4/1/38                                        448,842

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     37

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          U.S. Government and Agency Obligations -- (continued)
    465,574                     AAA/Aaa   Federal National Mortgage Association,
                                          6.339%, 12/1/36                                         $    488,165
    698,283                     AAA/Aaa   Federal National Mortgage Association,
                                          6.5%, 8/1/13 - 7/1/32                                        787,249
    721,838                     AAA/Aaa   Federal National Mortgage Association,
                                          7.0%, 5/1/12 - 1/1/36                                        811,992
     90,688                     AAA/Aaa   Federal National Mortgage Association,
                                          7.243%, 12/1/28                                               95,765
     98,838                     AAA/Aaa   Federal National Mortgage Association,
                                          7.405%, 10/1/29                                              102,504
    239,000                     AAA/Aaa   Federal National Mortgage Association,
                                          7.586%, 10/1/29                                              252,141
     78,716                     AAA/Aaa   Federal National Mortgage Association,
                                          8.0%, 4/1/14                                                  83,165
  1,229,928                     AAA/Aaa   Freddie Mac, 4.0%, 5/1/24                                  1,295,642
    904,433                     AAA/Aaa   Freddie Mac, 4.5%, 7/1/19                                    973,230
    846,857                     AAA/Aaa   Freddie Mac, 4.5%, 7/1/19                                    914,979
    605,156                     AAA/Aaa   Freddie Mac, 4.5%, 7/1/19                                    648,918
    222,001                     AAA/Aaa   Freddie Mac, 5.5%, 8/1/23                                    241,304
  4,604,880                       NR/NR   Government National Mortgage
                                          Association, 1.35404%, 3/16/51                               261,338
 17,716,028                     AAA/Aa1   Government National Mortgage
                                          Association, 1.524, 2/16/52                                1,116,044
  3,500,000                       NR/NR   Government National Mortgage
                                          Association, 1.762244%, 3/15/52                              272,703
  2,417,626                       NR/NR   Government National Mortgage
                                          Association, 2.351%, 6/16/50                               2,453,481
  1,000,000                     AAA/Aaa   Government National Mortgage
                                          Association, 3.025%, 2/16/30                               1,040,363
    256,960                     AAA/Aa1   Government National Mortgage
                                          Association, 3.084%, 4/16/22                                 259,284
    983,288                     AAA/Aaa   Government National Mortgage
                                          Association, 4.0%, 4/20/35                                 1,019,587
     95,178                     AAA/Aa1   Government National Mortgage
                                          Association, 4.009%, 5/16/37                                 100,184
    350,000                     AAA/Aa1   Government National Mortgage
                                          Association, 4.549%, 6/16/28                                 374,077
    652,103                     AAA/Aaa   Government National Mortgage
                                          Association, 5.0%, 8/15/19                                   712,699
  3,855,695                     AAA/Aaa   Government National Mortgage
                                          Association, 6.0%, 5/20/13 - 11/15/36                      4,238,376
    203,393                     AAA/Aaa   Government National Mortgage
                                          Association, 6.5%, 5/15/31 - 10/15/37                        232,378
     13,494                     AAA/Aaa   Government National Mortgage
                                          Association, 7.0%, 11/15/13                                   14,142

The accompanying notes are an integral part of these financial statements.

38     Pioneer Short Term Income Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          U.S. Government and Agency Obligations -- (continued)
    167,215                     AAA/Aaa   Government National Mortgage
                                          Association, 7.5%, 6/15/14 - 10/15/36                   $    193,139
  1,627,397          5.00         NR/NR   Government National Mortgage
                                          Association, Floating Rate Note, 1/20/16                   1,758,310
 17,933,965          0.71         NR/NR   Government National Mortgage
                                          Association, Floating Rate Note,
                                          11/16/51                                                     832,839
  1,000,000                     AA+/Aaa   U.S. Treasury Notes, 0.5%, 11/15/13                        1,006,250
  5,000,000                     AA+/Aaa   U.S. Treasury Notes, 0.5%, 11/30/12 (b)                    5,021,680
 14,500,000                     AA+/Aaa   U.S. Treasury Notes, 0.5%, 5/31/13 (b)                    14,578,735
  2,000,000                     AA+/Aaa   U.S. Treasury Notes, 0.625%, 12/31/12                      2,012,266
  2,000,000                     AA+/Aaa   U.S. Treasury Notes, 0.625%, 2/28/13                       2,013,438
  1,000,000                     AA+/Aaa   U.S. Treasury Notes, 1.25%, 10/31/15                       1,023,438
  3,000,000                     AA+/Aaa   U.S. Treasury Notes, 1.375%, 9/15/12                       3,038,085
  5,000,000                     AA+/Aaa   U.S. Treasury Notes, 1.5%, 7/15/12 (b)                     5,060,155
  2,000,000                     AA+/Aaa   U.S. Treasury Notes, 1.75%, 8/15/12                        2,030,782
  9,500,000                     AA+/Aaa   U.S. Treasury Notes, 2.5%, 4/30/15 (b)                    10,182,813
                                                                                                  ------------
                                                                                                  $ 82,410,384
--------------------------------------------------------------------------------------------------------------
                                          TOTAL U.S. GOVERNMENT AND
                                          AGENCY OBLIGATIONS
                                          (Cost $81,674,532)                                      $ 82,410,384
--------------------------------------------------------------------------------------------------------------
                                          FOREIGN GOVERNMENT BOND -- 0.1%
    250,000                        A/A1   Korea Development Bank, 5.3%, 1/17/13                   $    261,745
--------------------------------------------------------------------------------------------------------------
                                          TOTAL FOREIGN GOVERNMENT BOND
                                          (Cost $249,643)                                         $    261,745
--------------------------------------------------------------------------------------------------------------
                                          MUNICIPAL BONDS -- 3.5%
                                          MISCELLANEOUS -- 0.6%
  1,500,000                       A+/A1   New Jersey Economic Development
                                          Authority, 1.247%, 6/15/13                              $  1,500,435
                                                                                                  ------------
                                          Total Miscellaneous                                     $  1,500,435
--------------------------------------------------------------------------------------------------------------
                                          GOVERNMENT -- 2.9%
                                          Municipal Development -- 1.2%
  2,800,000                     BBB-/WR   Indiana State Development Finance,
                                          5.75%, 10/1/11                                          $  2,801,204
    250,000                     AA-/Aa2   Massachusetts Development Finance
                                          Agency, 3.0%, 2/15/36                                        267,195
                                                                                                  ------------
                                                                                                  $  3,068,399
--------------------------------------------------------------------------------------------------------------
                                          Municipal Education -- 0.4%
  1,075,000                     AA+/Aa1   Virginia Public School Authority, 2.0%,
                                          8/1/12                                                  $  1,092,480
--------------------------------------------------------------------------------------------------------------
                                          Municipal General -- 0.2%
    500,000                      AA/Aa1   OH INFRA-TXB-2-BABS, 3.0%, 6/15/15                      $    525,325
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     39

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          Municipal Higher Education -- 0.3%
    690,000                       NR/A2   Massachusetts Health & Educational
                                          Facilities Authority, 2.7%, 10/1/37                     $    718,504
    200,000                     AA-/Aa2   New York State Dormitory Authority, 3.0%,
                                          7/1/13                                                       208,346
                                                                                                  ------------
                                                                                                  $    926,850
--------------------------------------------------------------------------------------------------------------
                                          Municipal Housing -- 0.1%
    200,000                      NR/Aa3   Oregon Housing & Communities, 1.15%,
                                          1/1/13                                                  $    201,032
--------------------------------------------------------------------------------------------------------------
                                          Municipal Pollution -- 0.4%
  1,000,000                   BBB+/Baa1   Power County Idaho Pollution Control,
                                          5.625%, 10/1/14                                         $    999,890
--------------------------------------------------------------------------------------------------------------
                                          Municipal Transportation -- 0.3%
    300,000                      BBB/A3   Massachusetts Port Authority, 5.0%,
                                          7/1/14                                                  $    312,600
    475,000                      BBB/A3   Massachusetts Port Authority, 5.0%,
                                          7/1/16                                                       503,372
                                                                                                  ------------
                                                                                                  $    815,972
                                                                                                  ------------
                                          Total Government                                        $  7,629,948
--------------------------------------------------------------------------------------------------------------
                                          TOTAL MUNICIPAL BONDS
                                          (Cost $9,047,749)                                       $  9,130,383
--------------------------------------------------------------------------------------------------------------
                                          SENIOR FLOATING RATE LOAN
                                          INTERESTS -- 2.1%**
                                          MATERIALS -- 0.2%
                                          Metal & Glass Containers -- 0.1%
    227,324          4.50        BB/Ba2   BWAY Holding Co., Replacement B Term
                                          Loan, 2/23/18                                           $    215,389
    151,843          6.75         B+/B2   Graham Packaging Co., C Term Loan,
                                          4/5/14                                                       150,830
     20,183          4.50        BB/Ba2   ICL Industrial Containers ULC,
                                          Replacement C Term Loan, 2/23/18                              19,123
                                                                                                  ------------
                                                                                                  $    385,342
--------------------------------------------------------------------------------------------------------------
                                          Paper Packaging -- 0.1%
     29,775          6.00         B+/B2   Graham Packaging Co., LP, D Term Loan,
                                          9/23/16                                                 $     29,539
    227,175          2.99        BB/Ba2   Graphic Packaging International, Inc.,
                                          Incremental Term Loan, 5/16/14                               220,758
                                                                                                  ------------
                                                                                                  $    250,297
                                                                                                  ------------
                                          Total Materials                                         $    635,639
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40     Pioneer Short Term Income Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 0.1%
                                          Construction & Farm Machinery & Heavy Trucks -- 0.1%
    150,000          5.50        BB/Ba2   Terex Corp., U.S. Term Loan, 4/28/17                    $    147,125
                                                                                                  ------------
                                          Total Capital Goods                                     $    147,125
--------------------------------------------------------------------------------------------------------------
                                          COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                          Environmental & Facilities Services -- 0.1%
    173,608          2.21          D/B2   Synagro Technologies, Inc., Term Loan
                                          First Lien, 4/2/14                                      $    152,775
                                                                                                  ------------
                                          Total Commercial Services & Supplies                    $    152,775
--------------------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 0.5%
                                          Auto Parts & Equipment -- 0.1%
    299,342          3.50     BBB-/Baa3   Delphi Automotive LLP, Tranche B Term
                                          Loan, 3/31/17                                           $    293,480
--------------------------------------------------------------------------------------------------------------
                                          Automobile Manufacturers -- 0.4%
    930,000          6.00         NR/NR   Chrysler Group LLC, Tranche B Term Loan,
                                          5/24/17                                                 $    841,650
     92,598          2.96        B/Baa3   Ford Motor Co., Tranche B-2 Term Loan,
                                          12/15/13                                                      91,421
                                                                                                  ------------
                                                                                                  $    933,071
                                                                                                  ------------
                                          Total Automobiles & Components                          $  1,226,551
--------------------------------------------------------------------------------------------------------------
                                          MEDIA -- 0.2%
                                          Movies & Entertainment -- 0.2%
    398,005          5.25         NR/NR   Christie/AIX, Inc., Term Loan, 4/29/16                  $    382,085
    197,500          4.50         B+/NR   Live Nation Entertainment, Inc., Term B
                                          Loan, 11/7/16                                                187,131
                                                                                                  ------------
                                                                                                  $    569,216
                                                                                                  ------------
                                          Total Media                                             $    569,216
--------------------------------------------------------------------------------------------------------------
                                          RETAILING -- 0.1%
                                          Automotive Retail -- 0.1%
    249,375          4.00         NR/NR   Autotrader.Com, Inc., Tranche B-1 Term
                                          Loan, 12/15/16                                          $    245,634
                                                                                                  ------------
                                          Total Retailing                                         $    245,634
--------------------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                                          Health Care Facilities -- 0.1%
     18,531          2.57       BB-/Ba3   CHS/Community Health Systems, Inc.,
                                          Non-Extended Delay Draw Term Loan ,
                                          7/25/14                                                 $     17,303
    360,416          2.57       BB-/Ba3   CHS/Community Health Systems, Inc.,
                                          Non-Extended Term Loan, 7/25/14                              336,538
                                                                                                  ------------
                                                                                                  $    353,841
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     41

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          Health Care Supplies -- 0.1%
    196,166          3.49        BB-/B1   Bausch & Lomb, Inc., Parent Term Loan,
                                          4/24/15                                                 $    184,028
     47,750          3.47        BB-/B1   Bausch & Lomb, Inc., Delayed Draw Term
                                          Loan, 4/24/15                                                 44,795
                                                                                                  ------------
                                                                                                  $    228,823
                                                                                                  ------------
                                          Total Health Care Equipment & Services                  $    582,664
--------------------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 0.1%
                                          Investment Banking & Brokerage -- 0.1%
    143,830          5.25        B+/Ba3   LPL Holdings, Inc., 2017 Term Loan,
                                          6/28/17                                                 $    142,392
                                                                                                  ------------
                                          Total Diversified Financials                            $    142,392
--------------------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 0.2%
                                          Data Processing & Outsourced Services -- 0.1%
    248,125          5.25      BBB-/Ba1   Fidelity National, Inc., Term B Loan,
                                          7/18/16                                                 $    245,644
--------------------------------------------------------------------------------------------------------------
                                          IT Consulting & Other Services -- 0.1%
    380,333          1.96        BB/Ba3   Sungard Data Systems, Inc., Tranche A
                                          U.S. Term Loan, 2/28/14                                 $    363,218
                                                                                                  ------------
                                          Total Software & Services                               $    608,862
--------------------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 0.2%
                                          Integrated Telecommunication Services -- 0.2%
     39,639          3.23         NR/NR   Telesat Canada, Inc., U.S. Term II Loan,
                                          10/31/14                                                $     37,766
    461,458          3.23         NR/NR   Telesat Canada, Inc., U.S. Term I Loan,
                                          10/31/14                                                     439,654
                                                                                                  ------------
                                                                                                  $    477,420
                                                                                                  ------------
                                          Total Telecommunication Services                        $    477,420
--------------------------------------------------------------------------------------------------------------
                                          UTILITIES -- 0.2%
                                          Independent Power Producer & Energy Traders -- 0.2%
    433,913          4.25       BB+/Ba1   AES Corp., Initial Term Loan, 6/1/18                    $    419,629
                                                                                                  ------------
                                          Total Utilities                                         $    419,629
--------------------------------------------------------------------------------------------------------------
                                          TOTAL SENIOR FLOATING RATE
                                          LOAN INTERESTS
                                          (Cost $5,375,893)                                       $  5,207,907
--------------------------------------------------------------------------------------------------------------
                                          TEMPORARY CASH INVESTMENTS -- 14.2%
                                          SECURITIES LENDING COLLATERAL -- 14.2% (c)
                                          Certificates of Deposit:
  1,086,755                               Bank of America NA, 0.19%, 9/2/11                       $  1,086,755
  1,086,755                               Bank of Montreal Chicago, 0.18%,
                                          10/20/11                                                   1,086,755
    217,351                               Bank of Nova Scotia, 0.26%, 9/29/11                          217,351

The accompanying notes are an integral part of these financial statements.

42     Pioneer Short Term Income Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          Certificates of Deposit -- (continued)
    869,404                               Bank of Nova Scotia, 0.32%, 6/11/12                     $    869,404
  1,086,755                               Canadian Imperial Bank of Commerce NY,
                                          0.21%, 10/3/11                                             1,086,755
  1,086,644                               DnB NOR Bank ASA NY, 0.22%,
                                          11/14/11                                                   1,086,644
    543,372                               National Australia Bank NY, 0.27%,
                                          10/19/11                                                     543,372
  1,195,580                               RaboBank Netherland NV NY, 0.29%,
                                          4/2/12                                                     1,195,580
    652,053                               Royal Bank of Canada NY, 0.33%,
                                          12/2/11                                                      652,053
  1,086,797                               Skandinav Enskilda Bank NY, 0.33%,
                                          12/6/11                                                    1,086,797
  1,086,755                               Westpac Banking Corp., NY, 0.33%,
                                          12/6/11                                                    1,086,755
                                                                                                  ------------
                                                                                                  $  9,998,221
--------------------------------------------------------------------------------------------------------------
                                          Commercial Paper:
    652,008                               ABTPP, 0.10%, 9/26/11                                   $    652,008
    434,702                               American Honda Finance, 0.30%,
                                          1/11/12                                                      434,702
    652,040                               Australia & New Zealand Banking Group,
                                          0.15%, 9/6/11                                                652,040
  1,086,705                               CHARFD, 0.14%, 9/13/11                                     1,086,705
    652,036                               CHARFD, 0.14%, 9/8/11                                        652,036
    498,818                               Federal Farm Credit Bank, 0.18%,
                                          8/20/12                                                      498,818
    782,458                               General Electric Capital Corp., 0.37%,
                                          4/10/12                                                      782,458
    108,594                               General Electric Capital Corp., 0.42%,
                                          7/27/12                                                      108,594
    119,595                               General Electric Capital Corp., 0.48%,
                                          11/21/11                                                     119,595
    412,945                               JDCCPP, 0.10%, 9/20/11                                       412,945
    978,080                               JPMorgan Chase & Co., 0.28%, 7/17/12                         978,080
    543,286                               NABPP, 0.19%, 10/3/11                                        543,286
    977,512                               NESCAP, 0.19%, 12/20/11                                      977,512
    868,525                               NORDNA, 0.28%, 1/9/12                                        868,525
    696,651                               OLDLLC, 0.17%, 10/5/11                                       696,651
    325,971                               OLDLLC, 0.17%, 10/7/11                                       325,971
    869,191                               PGPP, 0.14%, 11/3/11                                         869,191
    543,378                               Royal Bank of Canada NY, 0.30%,
                                          8/17/12                                                      543,378
    543,378                               SANCPU, 0.64%, 9/1/11                                        543,378
    651,902                               Sanofi Aventis, 0.17%, 10/20/11                              651,902

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     43

--------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                           Value
--------------------------------------------------------------------------------------------------------------
                                          Commercial Paper -- (continued)
    434,702                               SOCNAM, 0.22%, 9/1/11                                   $    434,702
  1,086,755                               Svenska Handelsbanken, 0.29%,
                                          6/29/12                                                    1,086,755
    543,367                               TBLLC, 0.12%, 9/7/11                                         543,367
    582,692                               TBLLC, 0.17%, 10/12/11                                       582,692
    435,258                               TBLLC, 0.18%, 10/5/11                                        435,258
  1,086,755                               Toyota Motor Credit Corp., 0.33%, 9/8/11                   1,086,755
    543,240                               VARFUN, 0.19%, 10/19/11                                      543,240
    434,745                               Wachovia, 0.38%, 10/15/11                                    434,745
    326,214                               Wachovia, 0.40%, 3/1/12                                      326,214
    217,435                               Wells Fargo & Co., 0.34%, 1/24/12                            217,435
    434,697                               WMT, 0.08%, 9/7/11                                           434,697
                                                                                                  ------------
                                                                                                  $ 18,523,635
--------------------------------------------------------------------------------------------------------------
                                          Tri-party Repurchase Agreements:
    987,775                               BNP Paribas, Inc., 0.06%, 9/1/11                        $    987,775
  4,129,541                               RBS Securities, Inc., 0.06%, 9/1/11                        4,129,541
                                                                                                  ------------
                                                                                                  $  5,117,316
--------------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------------
                                          Money Market Mutual Funds:
  1,630,134                               Dreyfus Preferred Money Market Fund                     $  1,630,134
  1,630,134                               Fidelity Prime Money Market Fund                           1,630,134
                                                                                                  ------------
                                                                                                  $  3,260,268
                                                                                                  ------------
                                          Total Securities Lending Collateral                     $ 36,899,440
--------------------------------------------------------------------------------------------------------------
                                          TOTAL TEMPORARY CASH INVESTMENTS
                                          (Cost $36,899,440)                                      $ 36,899,440
--------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENT IN SECURITIES -- 119.4%
                                          (Cost $312,777,966) (a)                                 $310,398,167
--------------------------------------------------------------------------------------------------------------
                                          OTHER ASSETS AND LIABILITIES --
                                          (19.4)%                                                 $(50,805,987)
--------------------------------------------------------------------------------------------------------------
                                          TOTAL NET ASSETS -- 100.0%                              $259,592,180
==============================================================================================================

NR     Not rated by either S&P or Moody's.

WR     Rating withdrawn by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2011, the value of these securities amounted to $10,970,102 or 4.2% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United

The accompanying notes are an integral part of these financial statements.

44     Pioneer Short Term Income Fund | Annual Report | 8/31/11

       States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At August 31, 2011, the net unrealized loss on investments based on cost for federal income tax purposes of $313,323,940 was as follows:

         Aggregate gross unrealized gain for all investments in which there is an
           excess of value over tax cost                                             $ 3,576,811
         Aggregate gross unrealized loss for all investments in which there is an
           excess of tax cost over value                                              (6,502,584)
                                                                                     -----------
         Net unrealized loss                                                         $(2,925,773)
                                                                                     ===========

(b)    At August 31, 2011, the following securities were out on loan:

--------------------------------------------------------------------------------
Principal
Amount ($)     Security                                              Value
--------------------------------------------------------------------------------
   495,000     BP Capital Markets Plc, 3.125%, 3/10/12               $   501,691
   212,000     KeyCorp., 6.5%, 5/14/13                                   227,882
   450,000     Morgan Stanley, Inc., 5.0%, 8/31/25                       440,827
14,500,000     U.S. Treasury Notes, 0.5%, 5/31/13                     14,578,735
 5,000,000     U.S. Treasury Notes, 0.5%, 11/30/12                     5,021,680
 5,000,000     U.S. Treasury Notes, 1.5%, 7/15/12                      5,060,155
 9,500,000     U.S. Treasury Notes, 2.5%, 4/30/15                     10,182,813
--------------------------------------------------------------------------------
                                                                     $36,013,784
================================================================================

(c)    Securities lending collateral is managed by Credit Suisse AG, New York
       Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e)    Security is valued by management using fair value methods (See Note 1A).

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2011 were as follows:

--------------------------------------------------------------------------------
                                                   Purchases         Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                          $ 43,643,414      $50,278,270
Other Long-Term Securities                         $125,589,576      $96,278,867

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (See
Note 1A) are categorized as Level 3.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     45

The following is a summary of the inputs used as of August 31, 2011, in valuing the Fund's assets:

----------------------------------------------------------------------------------------------------
                                                 Level 1        Level 2      Level 3        Total
----------------------------------------------------------------------------------------------------
Asset Backed Securities                        $       --    $ 39,611,444    $    --    $ 39,611,444
Collateralized Mortgage Obligations                    --      24,612,911         --      24,612,911
Collateralized Mortgage Obligations (Banks)            --      42,977,107     11,893      42,989,000
Corporate Bonds                                        --      69,274,953         --      69,274,953
U.S. Government Agency Obligations                     --      82,410,384         --      82,410,384
Foreign Government Bond                                --         261,745         --         261,745
Municipal Bonds                                        --       9,130,383         --       9,130,383
Senior Floating Rate Loan Interests                    --       5,207,907         --       5,207,907
Temporary Cash Investments                             --      28,521,856         --      28,521,856
Money Market Mutual Funds                       3,260,268              --         --       3,260,268
Repurchase Agreements                                  --       5,117,316         --       5,117,316
----------------------------------------------------------------------------------------------------
Total                                          $3,260,268    $307,126,006    $11,893    $310,398,167
====================================================================================================
Other Financial Instruments*                   $ (216,000)   $     (9,658)   $    --    $   (225,658)
----------------------------------------------------------------------------------------------------

* Other Financial Instruments include futures and foreign exchange contracts.

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                  Collateralized
                                                                     Mortgage
                                                                    Obligations
--------------------------------------------------------------------------------
Balance as of 8/31/10                                                $  400,174
Realized gain (loss)(1)                                                      --
Change in unrealized appreciation (depreciation)(2)                      23,425
Net purchases (sales)                                                        --
Paydowns                                                               (411,706)
Transfers in and out of Level 3*                                             --
--------------------------------------------------------------------------------
Balance as of 8/31/11                                                $   11,893
================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

*     Transfers are calculated on the date of transfer.

Net change in unrealized appreciation (depreciation) of
  investments still held as of 8/31/11                                   $23,425
================================================================================

The Fund had no significant transfers between Level 1 and 2 during the year ended August 31, 2011.

The accompanying notes are an integral part of these financial statements.

46     Pioneer Short Term Income Fund | Annual Report | 8/31/11

Statement of Assets and Liabilities | 8/31/11

ASSETS:
  Investment in securities (including securities loaned of $36,013,784)      $310,398,167
   (cost $312,777,966)
  Cash                                                                         13,710,685
  Futures Collateral                                                               43,200
  Foreign currencies, at value (cost $11,731)                                      11,643
  Receivables --
   Paydown                                                                          4,281
   Variation Margin                                                                 5,250
   Fund shares sold                                                             1,274,366
   Dividends and interest                                                       1,513,233
   Due from Pioneer Investment Management, Inc.                                    45,807
  Other                                                                            44,710
-----------------------------------------------------------------------------------------
     Total assets                                                            $327,051,342
-----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                           $  1,786,513
   Fund shares repurchased                                                     28,361,641
   Dividends                                                                      288,508
   Forward foreign currency portfolio hedge contracts, open-net                     9,658
   Upon return of securities loaned                                            36,899,440
  Due to affiliates                                                                32,505
  Accrued expenses                                                                 80,897
-----------------------------------------------------------------------------------------
     Total liabilities                                                       $ 67,459,162
-----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                            $271,338,699
  Distributions in excess of net investment income                               (109,372)
  Accumulated net realized loss on investments, futures contracts and
   foreign currency transactions                                               (9,031,901)
  Net unrealized loss on investments                                           (2,379,799)
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                        (9,447)
  Net unrealized loss on futures contracts                                       (216,000)
-----------------------------------------------------------------------------------------
     Total net assets                                                        $259,592,180
-----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $114,080,165/11,833,806 shares)                          $       9.64
  Class B (based on $2,671,287/277,262 shares)                               $       9.63
  Class C (based on $23,463,650/2,439,613 shares)                            $       9.62
  Class Y (based on $119,377,078/12,400,796 shares)                          $       9.63
MAXIMUM OFFERING PRICE:
  Class A ($9.64 [divided by] 97.5%)                                         $       9.89
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     47

Statement of Operations

For the Year Ended 8/31/11

INVESTMENT INCOME:
  Interest                                                                  $  9,362,223
  Income from securities loaned, net                                              10,615
-----------------------------------------------------------------------------------------------------------
     Total investment income                                                                   $  9,372,838
-----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $  1,120,518
  Transfer agent fees and expenses
   Class A                                                                        84,471
   Class B                                                                        10,777
   Class C                                                                        15,940
   Class Y                                                                         1,284
  Distribution fees
   Class A                                                                       341,906
   Class B                                                                        38,499
   Class C                                                                       206,750
  Shareholder communications expense                                             226,455
  Administrative reimbursements                                                   84,934
  Custodian fees                                                                  18,245
  Registration fees                                                               84,081
  Professional fees                                                               69,623
  Printing expense                                                                42,488
  Fees and expenses of nonaffiliated Trustees                                      9,809
  Miscellaneous                                                                   54,714
-----------------------------------------------------------------------------------------------------------
     Total expenses                                                                            $  2,410,494
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                                 (126,638)
-----------------------------------------------------------------------------------------------------------
     Net expenses                                                                              $  2,283,856
-----------------------------------------------------------------------------------------------------------
       Net investment income                                                                   $  7,088,982
===========================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                              $    210,707
   Futures contracts                                                             (89,521)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                           (33,641)      $     87,545
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                              $ (2,191,392)
   Futures contracts                                                            (216,000)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                           (31,845)      $ (2,439,237)
-----------------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                                    $ (2,351,692)
-----------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                         $  4,737,290
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

48     Pioneer Short Term Income Fund | Annual Report | 8/31/11

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                                  Year Ended          Year Ended
                                                                  8/31/11             8/31/10
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                             $  7,088,982        $  5,743,078
Net realized gain (loss) on investments, futures contracts and
  foreign currency transactions                                         87,545            (403,681)
Change in net unrealized gain (loss) on investments, futures
  contracts and foreign currency transactions                       (2,439,237)          7,008,521
---------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations           $  4,737,290        $ 12,347,918
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.27 and $0.32 per share, respectively)              $ (3,827,795)       $ (1,529,659)
   Class B ($0.19 and $0.23 per share, respectively)                   (74,048)           (144,001)
   Class C ($0.20 and $0.24 per share, respectively)                  (426,011)           (336,754)
   Class Y ($0.31 and $0.35 per share, respectively)                (3,782,100)         (3,945,313)
---------------------------------------------------------------------------------------------------
     Total distributions to shareowners                           $ (8,109,954)       $ (5,955,727)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                      $153,559,108        $194,603,188
Reinvestment of distributions                                        4,247,668           1,588,208
Cost of shares repurchased                                        (165,847,870)        (63,622,492)
---------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                           $ (8,041,094)       $132,568,904
---------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                          $(11,413,758)       $138,961,095
NET ASSETS:
Beginning of year                                                  271,005,938         132,044,843
---------------------------------------------------------------------------------------------------
End of year                                                       $259,592,180        $271,005,938
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                  $   (109,372)       $    (59,804)
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     49

----------------------------------------------------------------------------------------------
                                 '11 Shares      '11 Amount       '10 Shares     '10 Amount
----------------------------------------------------------------------------------------------
Class A
Shares sold                       10,891,548     $105,896,019     16,135,157     $155,975,673
Reinvestment of distributions        370,009        3,597,147        105,459        1,018,000
Less shares repurchased          (12,813,982)    (124,286,825)    (4,933,375)     (47,613,013)
----------------------------------------------------------------------------------------------
   Net increase (decrease)        (1,552,425)    $(14,793,659)    11,307,241     $109,380,660
==============================================================================================
Class B
Shares sold or exchanged             137,813     $  1,340,132        165,531     $  1,583,923
Reinvestment of distributions          6,848           66,599         12,250          117,431
Less shares repurchased             (361,999)      (3,517,699)      (383,974)      (3,683,579)
----------------------------------------------------------------------------------------------
   Net decrease                     (217,338)    $ (2,110,968)      (206,193)    $ (1,982,225)
==============================================================================================
Class C
Shares sold                        1,567,864     $ 15,197,252      1,686,258     $ 16,169,023
Reinvestment of distributions         35,685          346,249         26,006          249,635
Less shares repurchased           (1,271,046)     (12,337,637)      (516,830)      (4,957,407)
----------------------------------------------------------------------------------------------
   Net increase                      332,503     $  3,205,864      1,195,434     $ 11,461,251
==============================================================================================
Class Y
Shares sold                        3,205,058     $ 31,125,705      2,190,445     $ 20,874,569
Reinvestment of distributions         24,505          237,673         21,180          203,142
Less shares repurchased           (2,651,263)     (25,705,709)      (764,432)      (7,368,493)
----------------------------------------------------------------------------------------------
   Net increase                      578,300     $  5,657,669      1,447,193     $ 13,709,218
==============================================================================================

The accompanying notes are an integral part of these financial statements.

50     Pioneer Short Term Income Fund | Annual Report | 8/31/11

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                  8/31/11      8/31/10      8/31/09      8/31/08      8/31/07
--------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $   9.75     $   9.40     $   9.52     $   9.76     $  9.75
--------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                            $   0.23     $   0.31     $   0.37     $   0.45     $   0.43
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                      (0.07)        0.36        (0.03)       (0.24)        0.02
--------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                         $   0.16     $   0.67     $   0.34     $   0.21     $   0.45
Distributions to shareowners:
 Net investment income                                               (0.27)       (0.32)       (0.46)       (0.45)       (0.44)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  (0.11)    $   0.35     $  (0.12)    $  (0.24)    $   0.01
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   9.64     $   9.75     $   9.40     $   9.52     $   9.76
================================================================================================================================
Total return*                                                         1.69%        7.19%        3.90%        2.18%        4.68%
Ratio of net expenses to average net assets+                          0.90%        0.90%        0.90%        0.91%        0.91%
Ratio of net investment income to average net assets+                 2.48%        2.78%        3.59%        4.60%        4.27%
Portfolio turnover rate                                                 54%          42%          43%          34%          78%
Net assets, end of period (in thousands)                          $114,080     $130,524     $ 19,544     $ 12,499     $ 13,184
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                         0.99%        1.06%        1.15%        1.00%        1.00%
 Net investment income                                                2.39%        2.61%        3.35%        4.51%        4.18%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                         0.90%        0.90%        0.90%        0.90%        0.90%
 Net investment income                                                2.48%        2.78%        3.59%        4.61%        4.28%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Short Term Income Fund | Annual Report | 8/31/11    51

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                  8/31/11      8/31/10      8/31/09      8/31/08      8/31/07
--------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                              $   9.75     $   9.39     $   9.50     $   9.75     $   9.75
--------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                            $   0.14     $   0.22     $   0.28     $   0.36     $   0.34
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                      (0.07)        0.37        (0.01)       (0.25)        0.01
--------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                         $   0.07     $   0.59     $   0.27     $   0.11     $   0.35
Distributions to shareowners:
 Net investment income                                               (0.19)       (0.23)       (0.38)       (0.36)       (0.35)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  (0.12)    $   0.36     $  (0.11)    $  (0.25)    $     --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   9.63     $   9.75     $   9.39     $   9.50     $   9.75
================================================================================================================================
Total return*                                                         0.68%        6.35%        3.06%        1.16%        3.64%
Ratio of net expenses to average net assets+                          1.80%        1.80%        1.80%        1.80%        1.82%
Ratio of net investment income to average net assets+                 1.64%        2.37%        3.15%        3.72%        3.37%
Portfolio turnover rate                                                 54%          42%          43%          34%          78%
Net assets, end of period (in thousands)                          $  2,671     $  4,822     $  6,582     $  6,798     $  8,969
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                         1.87%        1.88%        1.95%        1.85%        1.88%
 Net investment income                                                1.57%        2.29%        3.00%        3.67%        3.31%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                         1.80%        1.80%        1.80%        1.80%        1.80%
 Net investment income                                                1.64%        2.37%        3.15%        3.72%        3.39%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

52    Pioneer Short Term Income Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                  8/31/11      8/31/10      8/31/09      8/31/08      8/31/07
--------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $   9.73     $   9.38     $   9.49     $   9.74     $   9.73
--------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                            $   0.16     $   0.23     $   0.29     $   0.37     $   0.35
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                      (0.07)        0.36        (0.01)       (0.25)        0.01
--------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                         $   0.09     $   0.59     $   0.28     $   0.12     $   0.36
Distributions to shareowners:
 Net investment income                                               (0.20)       (0.24)       (0.39)       (0.37)       (0.35)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  (0.11)    $   0.35     $  (0.11)    $  (0.25)    $   0.01
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   9.62     $   9.73     $   9.38     $   9.49     $   9.74
================================================================================================================================
Total return*                                                         0.93%        6.32%        3.14%        1.25%        3.79%
Ratio of net expenses to average net assets+                          1.67%        1.70%        1.79%        1.73%        1.72%
Ratio of net investment income to average net assets+                 1.61%        2.27%        2.74%        3.77%        3.45%
Portfolio turnover rate                                                 54%          42%          43%          34%          78%
Net assets, end of period (in thousands)                          $ 23,464     $ 20,507     $  8,549     $  3,441     $  2,879
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                         1.67%        1.70%        1.79%        1.73%        1.72%
 Net investment income                                                1.61%        2.27%        2.74%        3.77%        3.45%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                         1.67%        1.70%        1.79%        1.73%        1.71%
 Net investment income                                                1.61%        2.27%        2.74%        3.77%        3.46%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Short Term Income Fund | Annual Report | 8/31/11    53

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                  8/31/11      8/31/10      8/31/09      8/31/08      8/31/07
--------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                              $   9.74     $   9.38     $   9.51     $   9.76     $   9.76
--------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                            $   0.27     $   0.34     $   0.40     $   0.48     $   0.45
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                      (0.07)        0.37        (0.04)       (0.24)        0.02
--------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                         $   0.20     $   0.71     $   0.36     $   0.24     $   0.47
Distributions to shareowners:
 Net investment income                                               (0.31)       (0.35)       (0.49)       (0.49)       (0.47)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  (0.11)    $   0.36     $  (0.13)    $  (0.25)    $     --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   9.63     $   9.74     $   9.38     $   9.51     $   9.76
================================================================================================================================
Total return*                                                         2.06%        7.64%        4.11%        2.45%        4.96%
Ratio of net expenses to average net assets+                          0.54%        0.57%        0.63%        0.55%        0.53%
Ratio of net investment income to average net assets+                 2.78%        3.52%        4.36%        4.98%        4.68%
Portfolio turnover rate                                                 54%          42%          43%          34%          78%
Net assets, end of period (in thousands)                          $119,377     $115,153     $ 97,370     $130,475     $189,724
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                         0.54%        0.57%        0.63%        0.55%        0.53%
 Net investment income                                                2.78%        3.52%        4.36%        4.98%        4.68%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                         0.54%        0.57%        0.63%        0.55%        0.53%
 Net investment income                                                2.78%        3.52%        4.36%        4.98%        4.68%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

54    Pioneer Short Term Income Fund | Annual Report | 8/31/11

Notes to Financial Statements | 8/31/11

1.    Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers four classes of shares designated as Class A, Class B, Class C, and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     55

Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

      The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

      At August 31, 2011, one security, representing less than 0.01% of total net assets, was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

      Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

56     Pioneer Short Term Income Fund | Annual Report | 8/31/11

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     57

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

      At August 31, 2011, the Fund reclassified $971,404 to decrease distributions in excess of net investment income, $971,280 to decrease accumulated net realized loss on investments and foreign currency transactions and $124 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

      At August 31, 2011, the Fund had a net capital loss carryforward of $8,610,399, of which the following amounts will expire between 2012 and 2019 if not utilized: $1,200,645 in 2012, $628,614 in 2013, $975,752 in
      2014, $2,520,831 in 2015, $667,204 in 2016, $566,527 in 2017, $1,062,928
      in 2018 and $987,898 in 2019. Included in this amount is $6,944,867 of capital losses which, as a result of the reorganizations with Regions Morgan Keegan Select Limited Maturity Fixed Income Fund on May 15, 2009 and may be subject to limitations imposed by the Internal Revenue Code.

      The Fund elected to defer $56,729 in capital losses incurred between November 1, 2010 and August 31, 2011 to its fiscal year ending August 31, 2012.

      The tax character of distributions paid during the years ended August 31, 2011 and August 31, 2010 were as follows:

--------------------------------------------------------------------------------
                                                              2011          2010
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                         $8,109,954    $5,955,727
--------------------------------------------------------------------------------
   Total                                                $8,109,954    $5,955,727
================================================================================

58     Pioneer Short Term Income Fund | Annual Report | 8/31/11

      The following shows the components of distributable earnings on a federal income tax basis at August 31, 2011:

--------------------------------------------------------------------------------
                                                                           2011
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                     $     134,679
Capital loss carryforward                                            (8,610,399)
Current year post-October loss deferred                                 (56,729)
Current year dividend payable                                          (288,508)
Net unrealized loss                                                  (2,925,562)
--------------------------------------------------------------------------------
   Total                                                          $ (11,746,519)
================================================================================

      The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the tax treatment of premium and amortization, the mark-to-market of futures and forward contracts and adjustments relating to catastrophe bonds.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $6,053 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2011.

F.    Class Allocations

      Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     59

G.    Futures Contracts

      The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open for the year ended August 31, 2011 was 34.

     At August 31, 2011, open futures contracts were as follows.

--------------------------------------------------------------------------------
                         Number of
                         Contracts       Settlement                  Unrealized
Type                     Long/(Short)    Month         Value         Loss
--------------------------------------------------------------------------------
US 5 Yr Note             (48)            9/11          $5,928,000    $ (216,000)
================================================================================
Total                    (48)                          $5,928,000    $ (216,000)

H.    Repurchase Agreements

      With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
      (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

I.    Securities Lending

      The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the

60     Pioneer Short Term Income Fund | Annual Report | 8/31/11
      investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2.    Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.90%, 1.80%, 1.80% and 0.79% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. Expenses waived and reimbursed during the year ended August 31, 2011 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2012 for Class A, Class B, and Class C shares and through June 1, 2012 for Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,366 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2011.

3.    Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     61

For the year ended August 31, 2011, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $204,789
Class B                                                                    2,231
Class C                                                                   11,956
Class Y                                                                    7,479
--------------------------------------------------------------------------------
   Total                                                                $226,455
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $27,462 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2011.

4.    Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,677 in distribution fees payable to PFD at August 31, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within three years of purchase are subject to a CDSC at declining rates beginning at 2.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2011, CDSCs in the amount of $15,547 were paid to PFD.

62     Pioneer Short Term Income Fund | Annual Report | 8/31/11

5.    Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2011, the Fund's expenses were not reduced under such arrangements.

6.    Forward Foreign Currency Contracts

At August 31, 2011, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended August 31, 2011 was $445,415. There were no open settlement hedges at August 31, 2011. Open portfolio hedges at August 31, 2011 were as follows:

---------------------------------------------------------------------------------------------
                         Net                                                       Net
                         Contracts to    In Exchange    Settlement                 Unrealized
Currency                 deliver         For            Date          Value        Loss
---------------------------------------------------------------------------------------------
NOK (Norwegian Krone)    (1,550,000)     $278,809       10/14/11      $(288,467)   $(9,658)

7.    Additional Disclosures about Derivative Instruments and Hedging
      Activities:

Values of derivative instruments as of August 31, 2011 were as follows:

---------------------------------------------------------------------------------------
Derivatives                   Asset Derivatives 2011      Liabilities Derivatives 2011
---------------------------------------------------------------------------------------
                              Balance Sheet               Balance Sheet
                              Location         Value      Location         Value
---------------------------------------------------------------------------------------
Foreign Exchange Contracts                                Payables         $   (9,658)
---------------------------------------------------------------------------------------
Futures Contracts                                         Payables         $ (216,000)*
---------------------------------------------------------------------------------------
   Total                                                                   $ (225,658)*
---------------------------------------------------------------------------------------

* Includes cumulative gain (loss) on futures as reported in the Notes to Financial Statements. Only unsettled receivable/payable for variation margin is included within the Statement of Assets and Liabilities.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     63

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2011 was as follows:

----------------------------------------------------------------------------------------------
                                                                                Change in
                     Location of Gain                         Realized Gain     Unrealized
                     or (Loss) On                             or (Loss)         Gain or (Loss)
                     Derivatives                              on Derivatives    on Derivatives
                     Recognized                               Recognized        Recognized
Derivatives          in Income                                in Income         in Income
----------------------------------------------------------------------------------------------
Foreign Exchange     Net realized gain (loss) on forward      $(29,615)
Contracts            foreign currency contracts and other
                     assets and liabilities denominated in
                     foreign currencies

Foreign Exchange     Change in unrealized gain (loss) on                        $  (31,845)
Contracts            forward foreign currency contracts
                     and other assets and liabilities
                     denominated in foreign currencies

Futures Contracts    Net realized gain (loss) on futures      $(89,521)
                     contracts

Futures Contracts    Change in net realized gain (loss) on                      $ (216,000)
                     futures contracts

8.    Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

64     Pioneer Short Term Income Fund | Annual Report | 8/31/11

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Pioneer Short Term Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Short Term Income Fund (the Fund), including the schedule of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Short Term Income Fund at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst + Young LLP

Boston, Massachusetts
October 26, 2011

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     65

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 92.28% and 0.0%, respectively.

66     Pioneer Short Term Income Fund | Annual Report | 8/31/11

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations for at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     67

Interested Trustees

--------------------------------------------------------------------------------
                              Position Held             Length of Service
Name and Age                  with the Fund             and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*      Chairman of the Board,    Trustee since 2004.
                              Trustee and President     Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*     Trustee and Executive     Trustee since 2007.
                              Vice President            Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------

Interested Trustees
------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
Name and Age                  Principal Occupation(s)                                               Held by this Trustee
------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*      Non-Executive Chairman and a director of Pioneer Investment           None
                              Management USA Inc. ("PIM-USA"); Chairman and a director of
                              Pioneer; Chairman and Director of Pioneer Institutional
                              Asset Management, Inc. (since 2006); Director of Pioneer
                              Alternative Investment Management Limited (Dublin);
                              President and a direc- tor of Pioneer Alternative Investment
                              Management (Bermuda) Limited and affiliated funds; Deputy
                              Chairman and a director of Pioneer Global Asset Management
                              S.p.A. ("PGAM") (until April 2010); Director of PIOGLOBAL
                              Real Estate Investment Fund (Russia) (until June 2006);
                              Director of Nano-C, Inc. (since 2003); Director of Cole
                              Management Inc. (since 2004); Director of Fiduciary
                              Counseling, Inc.; President and Director of Pioneer Funds
                              Distributor, Inc. ("PFD") (until May 2006); and President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                              Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*     Director, CEO and President of PIM-USA (since February                None
                              2007); Director and President of Pioneer and Pioneer
                              Institutional Asset Management, Inc. (since February 2007);
                              Executive Vice Presi- dent of all of the Pioneer Funds
                              (since March 2007); Director of PGAM (2007 - 2010); Head of
                              New Europe Division, PGAM (2000 - 2005); and Head of New
                              Markets Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

68    Pioneer Short Term Income Fund | Annual Report | 8/31/11

Independent Trustees

--------------------------------------------------------------------------------
                              Position Held             Length of Service
Name and Age                  with the Fund             and Term of Office
--------------------------------------------------------------------------------
David R. Bock (67)            Trustee                   Trustee since 2005.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------
Mary K. Bush (63)             Trustee                   Trustee since 2004.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------

Independent Trustees
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
Name and Age                  Principal Occupation(s)                                               Held by this Trustee
----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)            Managing Partner, Federal City Capital Advisors (corporate advi-      Director of Enterprise Com-
                              sory services company) (1997 - 2004 and 2008 - present);              munity Investment, Inc.
                              Interim Chief Executive Officer, Oxford Analytica, Inc. (privately    (privately held affordable
                              held research and consulting company) (2010); Executive Vice          housing finance company)
                              President and Chief Financial Officer, I-trax, Inc. (publicly traded  (1985 - 2010); Director of
                              health care services company) (2004 - 2007); and Executive            Oxford Analytica, Inc. (2008 -
                              Vice President and Chief Financial Officer, Pedestal Inc. (internet-  present); Director of the
                              based mortgage trading company (2000 - 2002)                          Swiss Helvetia Fund, Inc.
                                                                                                    (closed-end fund) (2010 -
                                                                                                    present); and Director of New
                                                                                                    York Mortgage Trust (publicly
                                                                                                    traded mortgage REIT)
                                                                                                    (2004 - 2009)
----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)             Chairman, Bush International, LLC (international financial advi-      Director of Marriott Interna-
                              sory firm) (1991 - present); Senior Managing Director, Brock          tional, Inc. (2008 - present);
                              Capital Group, LLC (strategic business advisors) (2010 -              Director of Discover Financial
                              present); Managing Director, Federal Housing Finance Board            Services (credit card issuer
                              (oversight of Federal Home Loan Bank system) (1989 - 1991);           and electronic payment ser-
                              Vice President and Head of International Finance, Federal             vices) (2007 - present);
                              National Mortgage Association (1988 - 1989); U.S. Alternate           Former Director of Briggs &
                              Executive Director, International Monetary Fund (1984 - 1988);        Stratton Co. (engine manu-
                              Executive Assistant to Deputy Secretary of the U.S. Treasury,         facturer) (2004 - 2009);
                              U.S. Treasury Department (1982 - 1984); and Vice President            Former Director of UAL
                              and Team Leader in Corporate Banking, Bankers Trust Co.               Corporation (airline holding
                              (1976 - 1982)                                                         company) (2006 - 2010);
                                                                                                    Director of ManTech Interna-
                                                                                                    tional Corporation (national
----------------------------------------------------------------------------------------------------------------------------------

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     69

--------------------------------------------------------------------------------
                              Position Held             Length of Service
Name and Age                  with the Fund             and Term of Office
--------------------------------------------------------------------------------
Mary K. Bush (continued)
--------------------------------------------------------------------------------
Benjamin M. Friedman (67)     Trustee                   Trustee since 2008.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
Name and Age                  Principal Occupation(s)                                               Held by this Trustee
---------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                            security, defense, and
                                                                                                    intelligence technology firm)
                                                                                                    (2006 - present); Member,
                                                                                                    Board of Governors, Invest-
                                                                                                    ment Company Institute
                                                                                                    (2007 - present); Member,
                                                                                                    Board of Governors, Indepen-
                                                                                                    dent Directors Council
                                                                                                    (2007 - present) Former
                                                                                                    Director of Brady Corporation
                                                                                                    (2000 - 2007); Former
                                                                                                    Director of Mortgage Guaranty
                                                                                                    Insurance Corporation
                                                                                                    (1991 - 2006); Former
                                                                                                    Director of Millennium Chemi-
                                                                                                    cals, Inc. (commodity chemi-
                                                                                                    cals) (2002 - 2005); Former
                                                                                                    Director, R.J. Reynolds
                                                                                                    Tobacco Holdings, Inc.
                                                                                                    (tobacco) (1999 - 2005);
                                                                                                    and Former Director of
                                                                                                    Texaco, Inc. (1997 - 2001)
---------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)     William Joseph Maier Professor of Political Economy, Harvard          Trustee, Mellon Institutional
                              University (1972 - present)                                           Funds Investment Trust and
                                                                                                    Mellon Institutional Funds
                                                                                                    Master Portfolio (oversaw 17
                                                                                                    portfolios in fund complex)
                                                                                                    (1989 - 2008)
---------------------------------------------------------------------------------------------------------------------------------

70    Pioneer Short Term Income Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------------
                              Position Held             Length of Service
Name and Age                  with the Fund             and Term of Office
--------------------------------------------------------------------------------
Margaret B.W. Graham (64)     Trustee                   Trustee since 2004.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------
Thomas J. Perna (60)          Trustee                   Trustee since 2006.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (63)      Trustee                   Trustee since 2004.
                                                        Serves until a successor
                                                        trustee is elected or
                                                        earlier retirement or
                                                        removal.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
Name and Age                  Principal Occupation(s)                                               Held by this Trustee
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)     Founding Director, Vice President and Corporate Secretary, The        None
                              Winthrop Group, Inc. (consulting firm) (1982 - present);
                              Desautels Faculty of Management, McGill University (1999 -
                              present); and Manager of Research Operations and Organiza-
                              tional Learning, Xerox PARC, Xerox's Advance Research Center
                              (1990 - 1994)
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)          Chairman and Chief Executive Officer, Quadriserv, Inc. (technol-      Director, Broadridge Financial
                              ogy products for securities lending industry) (2008 - present);       Solutions, Inc. (investor
                              private investor (2004 - 2008); and Senior Executive Vice Presi-      communications and securi-
                              dent, The Bank of New York (financial and securities services)        ties processing provider for
                              (1986 - 2004)                                                         financial services industry)
                                                                                                    (2009 - present); and
                                                                                                    Director, Quadriserv, Inc.
                                                                                                    (2005 - present)
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)      President and Chief Executive Officer, Newbury, Piret & Company,      Director of New America High
                              Inc. (investment banking firm) (1981 - present)                       Income Fund, Inc. (closed-
                                                                                                    end investment company)
                                                                                                    (2004 - present); and mem-
                                                                                                    ber, Board of Governors,
                                                                                                    Investment Company Institute
                                                                                                    (2000 - 2006)
----------------------------------------------------------------------------------------------------------------------------------

                  Pioneer Short Term Income Fund | Annual Report | 8/31/11    71

Fund Officers

--------------------------------------------------------------------------------
                              Position Held             Length of Service
Name and Age                  with the Fund             and Term of Office
--------------------------------------------------------------------------------
Christopher J. Kelley (46)    Secretary                 Since 2010. Serves at
                                                        the discretion of the
                                                        Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (50)        Assistant Secretary       Since 2010. Serves at
                                                        the discretion of the
                                                        Board.
--------------------------------------------------------------------------------
Thomas Reyes (48)             Assistant Secretary       Since 2010. Serves at
                                                        the discretion of the
                                                        Board.
--------------------------------------------------------------------------------
Mark E. Bradley (51)          Treasurer                 Since 2008. Serves at
                                                        the discretion of the
                                                        Board.
--------------------------------------------------------------------------------
Luis I. Presutti (46)         Assistant Treasurer       Since 2004. Serves at
                                                        the discretion of the
                                                        Board.
--------------------------------------------------------------------------------
Gary Sullivan (53)            Assistant Treasurer       Since 2004. Serves at
                                                        the discretion of the
                                                        Board.
--------------------------------------------------------------------------------

Fund Officers
-------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
Name and Age                  Principal Occupation(s)                                               Held by this Officer
-------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)    Vice President and Associate General Counsel of Pioneer since         None
                              January 2008 and Secretary of all of the Pioneer Funds since
                              June 2010; Assistant Secretary of all of the Pioneer Funds from
                              September 2003 to May 2010; and Vice President and Senior
                              Counsel of Pioneer from July 2002 to December 2007
-------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)        Fund Governance Director of Pioneer since December 2006 and           None
                              Assistant Secretary of all the Pioneer Funds since June 2010;
                              Manager - Fund Governance of Pioneer from December 2003 to
                              November 2006; and Senior Paralegal of Pioneer from January
                              2000 to November 2003
-------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)             Counsel of Pioneer since June 2007 and Assistant Secretary of         None
                              all the Pioneer Funds since June 2010; and Vice President and
                              Counsel at State Street Bank from October 2004 to June 2007
-------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)          Vice President - Fund Accounting, Administration and Controller-      None
                              ship Services of Pioneer; Treasurer of all of the Pioneer Funds
                              since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer
                              Funds from March 2004 to February 2008
-------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)         Assistant Vice President - Fund Accounting, Administration and        None
                              Controllership Services of Pioneer; and Assistant Treasurer of all
                              of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)            Fund Accounting Manager - Fund Accounting, Administration and         None
                              Controllership Services of Pioneer; and Assistant Treasurer of all
                              of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------

72    Pioneer Short Term Income Fund | Annual Report | 8/31/11

--------------------------------------------------------------------------------
                              Position Held             Length of Service
Name and Age                  with the Fund             and Term of Office
--------------------------------------------------------------------------------
David F. Johnson (31)         Assistant Treasurer       Since 2009. Serves at
                                                        the discretion of the
                                                        Board.
--------------------------------------------------------------------------------
Jean M. Bradley (58)          Chief Compliance          Since 2010. Serves at
                              Officer                   the discretion of the
                                                        Board.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                    Other Directorships
Name and Age                  Principal Occupation(s)                                               Held by this Officer
------------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)         Fund Administration Manager - Fund Accounting, Administration         None
                              and Controllership Services since November 2008; Assistant
                              Treasurer of all of the Pioneer Funds since January 2009; and
                              Client Service Manager - Institutional Investor Services at State
                              Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)          Chief Compliance Officer of Pioneer and of all the Pioneer Funds      None
                              since March 2010; Director of Adviser and Portfolio Compliance
                              at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                              October 2005
-----------------------------------------------------------------------------------------------------------------------

                  Pioneer Short Term Income Fund | Annual Report | 8/31/11    73

                           This page for your notes.

74     Pioneer Short Term Income Fund | Annual Report | 8/31/11

                           This page for your notes.

                 Pioneer Short Term Income Fund | Annual Report | 8/31/11     75

                           This page for your notes.

76     Pioneer Short Term Income Fund | Annual Report | 8/31/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the annual filing of its Form N-1A, totaled approximately $38,686 in 2011 and $38,686 in 2010.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended August
31, 2011 and 2010.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $8,290 in 2011 and 2010, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services
provided to the Fund during the fiscal years ended August
31, 2011 and 2010.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended August 31, 2011 and 2010, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2011 and $8,290 in 2010.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Short Term Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date October 28, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date October 28, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 28, 2011

* Print the name and title of each signing officer under his or her signature.